     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1998

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
--------------------------------------------------------------------------------

                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549

                            WASHINGTON, D.C.  20549
                                   FORM N-1A
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                     Pre-Effective Amendment No.                        [_]
                   Post-Effective Amendment No. 84                      [X]
                               and/or
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                 Amendment No.                          [X]
                       (Check Appropriate Box or Boxes)


                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

National Life Drive
Montpelier, Vermont                             05604
(Address of Principal Executive Offices)      (Zip Code)

                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)

                             --------------------

D. Russell Morgan, Esq.                                       Copy to:
c/o Sentinel Group Funds, Inc.                        John A. MacKinnon, Esq.
National Life Drive                                       Brown & Wood LLP
Montpelier, Vermont 05604                              One World Trade Center
(Name and Address of Agent for Service)            New York, New York 10048-0557

   It is proposed that this filing will become effective (check appropriate box)

   [_]    immediately upon filing pursuant to paragraph (b)
   [_]    on (date) pursuant to paragraph (b)
   [X]    60 days after filing pursuant to paragraph (a)(1)
   [_]    on (date) pursuant to paragraph (a)(1)
   [_]    75 days after filing pursuant to paragraph (a)(2)
   [_]    on (date) pursuant to paragraph (a)(2) or Rule 485.

   If appropriate check the following box:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $.01 per share.
--------------------------------------------------------------------------------

                              THE SENTINEL FUNDS

                    CLASS D SHARES OF SENTINEL BALANCED FUND

                 PROSPECTUS SUPPLEMENT DATED JANUARY 4, 1999 TO
                          PROSPECTUS DATED MAY 4, 1998


On January 4, 1999, Sentinel Group Funds, Inc. (the "Company") began offering Class D shares of Sentinel Balanced Fund (the "Balanced Fund"). This Supplement, which is to be used in conjunction with the Prospectus for the Sentinel Funds dated May 4, 1998 (the "Prospectus"), describes the features of the Class D shares of the Balanced Fund. With the addition of the Class D shares, the Balanced Fund will offer investors a choice of four classes of shares, described under "Purchase Options", below. The investment objective of the Balanced Fund is to seek a conservative combination of stability, income and long term growth of capital through investments in both stocks and bonds, with at least 25% of its net assets in fixed-income securities.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

Class D Shares of Sentinel Balanced Fund:

Sales Charge Imposed on Purchases ....................... None
Sales Charge Imposed on Reinvested Dividends ............ None
Contingent Deferred Sales Charge ("CDSC") ............... 6.00% maximum/1/
------------

/1/The maximum CDSC is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the CDSC declines according to the schedules and other terms set forth under "Contingent Deferred Sales Charge" below.

ANNUAL FUND OPERATING EXPENSES

The following table sets forth the anticipated annual operating expenses of the Class D shares of the Balanced Fund for the remainder of the fiscal year ending November 30, 1999, as a percentage of average assets in the Class D shares. All of the following expenses are based on estimated amounts for the current fiscal year.

Management Fees                                            0.63%
Rule 12b-1 Fees (includes service fee & distribution fee)  0.75%
Other Expenses:
  Accounting and Administrative Costs                      0.04%
   Other                                                    .24%
Total Other Expenses                                        .28%
Total Fund Operating Expenses                              1.66%

The following examples illustrate the expenses that an investor would pay on a $1,000 investment in the Class D shares of the Balanced Fund over 1 and 3 year periods assuming the operating expense ratio as set forth in the table above and a 5% annual rate of return.

                              1 YEAR   3 YEARS
                              ------   -------
   Assuming redemption        $ 77     $ 102
   Assuming no redemption     $ 17     $  52

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE 5% ANNUAL RATE USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE OF RETURN. The purpose of the foregoing examples is to assist the investor in understanding the various expenses that an investor in the Class D shares of the Balanced Fund will bear directly or indirectly.

PURCHASE OPTIONS

With the addition of the Class D shares, the Balanced Fund will offer four classes of shares. Investors in the Balanced Fund may choose among Class A shares, Class B shares, Class C shares or Class D shares. Class A shares generally are subject to an initial sales charge and a distribution fee of up to 0.30% per year. Class B shares are subject to a contingent deferred sales charge ("CDSC") of up to 4%, a CSDC period of as much as six years, and a distribution fee of 1.00% per year. Class B shares convert to Class A shares automatically at the end of the applicable CDSC period, which is at most six years. Class C shares are subject to a 1.00% CDSC in the first year after purchase only, and a distribution fee of 1.00% per year. Class C shares in general have operating expense ratios similar to those of the Class B shares, but do not convert to Class A shares. The Class D shares are subject to a CDSC which is 6% in the first two years after purchase, a CDSC period of seven years, and a distribution fee of 0.75% per year. The Class D shares convert to Class A shares after ten years. The table below outlines the differences among the four classes of shares.

----------------------------------------------------------------------------------------------------
                                                TOTAL 12B-1 FEE,
Class     Sales Charge/(1)/    SERVICE FEE   INCLUDING SERVICE FEE   CONVERSION FEATURE
-------  --------------------  ------------  ----------------------  ------------------
----------------------------------------------------------------------------------------------------
A         Maximum 5.00%         Maximum of    Maximum of 0.30%        No
          initial sales          0.20%
          charge(2)
----------------------------------------------------------------------------------------------------
B         CDSC of up to          0.25%         1.00%                  Class B Shares
          4.00% for a                                                 convert to Class
          maximum of                                                  A Shares
          six years(3)(4)                                             automatically
                                                                      after the
                                                                      applicable CDSC
                                                                      period/(5)/
----------------------------------------------------------------------------------------------------
C         CDSC of 1.00%          0.25%         1.00%                  No
          for the first year
          only(4)
----------------------------------------------------------------------------------------------------
D         CDSC of up to          None          0.75%                  Class D Shares convert to
          6% for seven                                                Class A Shares automatically
          years(4)                                                    at the end of the tenth year
                                                                      after purchase(5)
----------------------------------------------------------------------------------------------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The CDSC will be assessed on an amount equal to the lesser of the current net asset value or cost of the shares being redeemed. See "How to Purchase Shares -- Class A Shares -- Sales Charges", on page 34 of the Prospectus, "How to Redeem Shares -- Class B Shares -- CDSC", on page 40 of the Prospectus, and "How to Redeem Shares -- Class C Shares -- CDSC" on page 41 of the Prospectus.

(2) Reduced for purchases of more than $100,000 and waived for purchases of Class A shares by certain investors. Class A share purchases of $1,000,000 or more are not subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" on page 34 of the Prospectus, and "How to Redeem Shares -- Class A Shares Purchased in Amounts over $1,000,000 -- CDSC" on page 42 of the Prospectus.

(3) The applicable CDSC period is reduced to 5 years for aggregate purchases from $250,001 to $500,000 and to 4 years for aggregate purchases of $500,001 to $999,999. Investors with aggregate purchases in excess of $1,000,000 are only offered Class A shares. The CDSC may be waived in certain circumstances. See "How to Redeem Shares -- Class B Shares -- CDSC" on page 40 of the Prospectus and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC" on page 41 of the Prospectus.

(4) The CDSC may be waived in certain circumstances. See "How to Redeem Shares -- Waiver or Reduction of the CDSC" on page 41 of the Prospectus, for the waivers of the CDSC applicable to Class A (for purchase amounts in excess of $1,000,000), Class B and Class C shares. The CDSC will be waived with respect to the Class D shares in the same circumstances, except that the waiver for all redemptions in amounts up to 10% annually of the account's then current net asset value for the Class A , Class B and Class C shares shall be available for Class D shares only in amounts up to 8% annually of the account's then current net asset value.

(5) The conversion and holding periods for dividend reinvestment shares are the same as those for the initial shares to which they relate.


These alternative purchase arrangements are designed to enable the investor to choose the method of purchasing Balanced Fund shares that is most beneficial to the investor based on all factors to be considered. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the accumulated distribution fees plus CDSCs on Class B, Class C and Class D shares, the different times for automatic conversion of Class B and Class D shares to Class A shares, and the initial sales charge, if any, plus accumulated distribution fees on Class A shares. Investors should consider whether in their circumstances it is likely that the anticipated higher return on Class A shares due to the lower ongoing distribution charges will offset the initial sales charge paid on such shares. In comparing the Class D shares to the Class B shares, investors should consider whether in their circumstances it is likely that the anticipated higher return on the Class D shares due to the lower ongoing distribution charges will offset the higher CDSC amount and the longer CDSC period, and the later conversion to Class A shares.

In considering the Class C shares, an investor should consider whether the advantage, as compared with Class B shares and Class D shares, of the investment not being subject to a CDSC after the first year, and the significantly lower CDSC in the first year, outweighs the disadvantage, as compared to the Class B shares, of remaining subject to higher distribution fees for the entire holding period of the investment, or the disadvantages, as compared with the Class D shares, of being subject to a distribution charge of 0.25% higher for the first ten years, and not converting to Class A shares at the end of the tenth year.
In comparing Class C shares with Class

A shares, investors should consider whether in their circumstances the advantage of not being subject to an initial sales charge outweighs the higher distribution fees.

Another factor to consider is that exchange privileges into other Funds in the Sentinel Family of Funds are more limited for classes other than Class A shares, and in the case of the Class D shares of the Balanced Fund, are limited to exchanges into the Class A shares of the Money Market Fund, and back to the Class D shares of the Balanced Fund. See "Exchange Privilege", below.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Class A Shares -- Reduced Sales Charges" on page 36 of the Prospectus, "How to Redeem Shares -- Waiver or Reduction of the CDSC", on page 41 of the Prospectus, and with respect to the Class D shares, "Waiver or Reduction of the CDSC", below.

The maximum purchase of Class D shares accepted is $250,000. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. There is no size limit on purchases of Class A shares. The Funds may refuse any order to purchase shares.

CONTINGENT DEFERRED SALES CHARGE

If you redeem Class D shares of the Balanced Fund, a CDSC may be imposed. Whether a CDSC is imposed and the amount of the CDSC depends on the number of years since you made the purchase from which an amount is being redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. Purchases are subject to the CDSC according to the following schedule:

YEAR SINCE PURCHASE
Payment Was Made                         CDSC Percentage
------- --- ----                         ---- ----------
First.........................................6%
Second........................................6%
Third.........................................5%
Fourth........................................4%
Fifth.........................................4%
Sixth.........................................3%
Seventh.......................................2%


The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The schedules of CDSCs for Class B shares can be found on page 40 of the Prospectus.

In determining whether a CDSC is payable, redemptions are taken first from any shares acquired through reinvestment of distributions, or any other shares as to which a waiver of the CDSC is applicable. The purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected. The amount of the CDSC will be equal to the applicable CDSC percentage multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. Any CDSC imposed on a redemption of Class D shares is paid to Sentinel Financial Services Company (the "Distributor"), which serves as national distributor of shares of the Sentinel Funds.

If an investor exchanges Class D shares for Class A shares of the Money Market Fund, any redemption of the Money Market Fund shares will be subject to a CDSC at the rate, if any, that would have applied to a redemption of the Class D shares of the Balanced Fund on the date such shares were exchanged for the Money Market Fund shares, regardless of how long the Money Market Fund shares are held. If the Money Market Fund shares are exchanged back into the Class D shares of the Balanced Fund, the holding period of the Class D shares will be aggregated with any holding periods of the Class D shares prior to the exchange, and when such holding periods in Class D shares aggregate more than seven years, the investment will no longer be subject to the CDSC.

WAIVER OR REDUCTION OF THE CDSC

Any applicable CDSC on Class D shares may be waived in the following situations when the Fund has been notified at the time of redemption:

   1. Redemptions of shares acquired from the reinvestment of income distributions and/or capital gains distributions;

   2. Redemptions from the account of a shareholder (including one who owns the shares as joint tenant with his or her spouse) following his or her death or from the account of a trust whose primary income beneficiary has died, provided the redemption is requested within one year of the shareholder's or beneficiary's death;

   3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectency and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

   4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and

   5. Redemptions in amounts up to 8% annually of the account's then current net asset value.

These waivers or reductions are the same as available for the Class A shares purchased in amounts exceeding $1,000,000, Class B shares and Class C shares, except that the waiver for all redemptions in amounts up to 8% annually of the account's then current net asset value for the Class D shares is available for the other classes of shares in amounts up to 10% annually of the account's then current net asset value. A listing of those waivers for the other classes of the Sentinel Funds can be found on page 41 of the Prospectus.

DISTRIBUTION PLAN

The Class D shares of the Balanced Fund participate in the Company's Class D Distribution Plan, which became effective as of January 4, 1999. This Plan provides for a fee to the Distributor of the Sentinel Funds at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The distribution fee provides for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class D shares, together with the cost of financing such payments, and for the other types of distribution, sales and marketing expenditures set forth on page 32 of the Prospectus for the distribution plans applicable to the Class A and Class B shares. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan described on pages 31-33 of the Prospectus, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers.

The distribution fee rate of up to 0.75% for the Class D shares of the Balanced Fund is higher than the maximum distribution fee rate of 0.30% for the Class A shares of the Balanced Fund, but is lower than the distribution fee rates of up to 1.00% on the Class B and Class C shares of the Balanced Fund.

CONVERSION TO CLASS A SHARES

Class D shares of the Balanced Fund automatically convert to Class A shares of the Balanced Fund at the end of the tenth year after the date of purchase.
After this conversion to Class A shares, the investment is no longer subject to distribution fees of up to 0.75% of average daily net assets, but rather will be subject to distribution fees at the lower rate of up to 0.30% of such assets applicable to the Class A shares of the Balanced Fund.

EXCHANGE PRIVILEGES

Investors who purchase classes of shares other than Class A will have less broad exchange privileges to other Funds in the Sentinel Family of Funds than investors who purchase Class A shares. The Sentinel Funds offer Class A shares of thirteen Funds, as described in the Prospectus. Class B shares are available for seven Funds, the Common Stock, Growth, Small Company, World, High Yield, Bond, and Money Market Funds, as well as the Balanced Fund, and purchasers of Class B shares of the Balanced Fund may exchange only into these Funds. Class C shares of the Balanced Fund have the ability to exchange at net asset value only for the Class C shares of other Funds which offer Class C shares (the Common Stock, World and High Yield Funds), except that investors in Class C shares may also exchange into Class A shares of the Money Market Fund.

The Balanced Fund is the only Sentinel Fund which offers Class D shares, and as a result no exchanges into other Sentinel Funds are possible, except that investors in Class D shares of the Balanced Fund may exchange into Class A shares of the Money Market Fund. However, if an investor exchanges Class D shares into Money Market Fund Class A shares when a CDSC would have applied to a redemption of such shares, a commensurate CDSC will apply to a subsequent redemption of the Money Market Fund shares. The time that an investment is in the Money Market Fund Class A shares as a result of an exchange from the Class D shares of the Balanced Fund will not count toward the time necessary to reduce or eliminate any applicable CDSC, or to convert the Class D shares to Class A shares. An investor who has exchanged Class D shares into Money Market Fund Class A shares may exchange back into Class D shares of the Balanced Fund at any time, but may not exchange at net asset value into Class A shares, Class B shares or Class C shares of any other Fund.

PAYMENTS TO DEALERS

For sales of Class D shares of the Balanced Fund, the Distributor intends to make payments to selling broker-dealers, at the time an investor purchases such Class D shares, of amounts equal to 6% of the purchase amount. Dealers will not receive any asset-based service fees or other compensation with respect to Class D shares of the Balanced Fund.


FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period). The following information for the six-month period ended May 31, 1998 is unaudited. This information should be read in conjunction with the financial statements and notes incorporated by reference in the Statement of Additional Information. The Annual Report and Semi-Annual Report of the Funds may be obtained by shareholders without charge by calling the Funds at (800) 282-3863.


------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               Sentinel Common                   Sentinel Common           Sentinel Common
                                                   Stock Fund- Class A               Stock Fund - Class B      Stock Fund - Class C
                                                   Shares                            Shares                    Shares (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Six Months                   Six Months                   Six Months
                                                          Ended 5/31/98                Ended 5/31/98                 Ended 5/31/98
                                                            (Unaudited)                  (Unaudited)                   (Unaudited)
Net asset value at beginning of period           -----------------------------------------------------------------------------------
                                                            $    44.09                     $  44.03                   $   45.23
                                                 -----------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.21                         0.03                        0.07
Net realized and unrealized gain (loss)
   on investments                                                 4.79                         4.80                      (1.15)
Total from investment operations                 -----------------------------------------------------------------------------------

                                                                  5.00                         4.83                      (1.08)
                                                 -----------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                              0.24                         0.09                           -
Distributions from realized gains on investments                  4.69                         4.69                           -
                                                 -----------------------------------------------------------------------------------
Total Distributions                                               4.93                         4.78                           -
                                                 -----------------------------------------------------------------------------------
Net asset value at end of period                            $    44.16                     $  44.08                   $   44.15
                                                 ===================================================================================

Total Return (%)*                                              12.7 ++                      12.3 ++                     (2.4)++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                 1.02 +                       1.80 +                      1.80 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                    1.03 +                       1.81 +                      1.80 +
Ratio of net investment income to average net                   0.97 +                       0.19 +                      0.19 +
 assets (%)
Portfolio turnover rate (%)                                         17                           17                          17
Average commission rate paid per share                      $   0.0600                     $ 0.0600                   $  0.0600
Net assets at end of period (000 omitted)                   $1,640,493                     $112,733                   $     683


------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                                       Sentinel Balanced
                                                    Sentinel Balanced           Sentinel Balanced          Fund - Class C
                                                    Fund - Class A Shares       Fund - Class B Shares      Shares (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Six Months                   Six Months                   Six Months
                                                          Ended 5/31/98                Ended 5/31/98               Ended 5/31/98
                                                           (Unaudited)                  (Unaudited)                 (Unaudited)
                                                 ----------------------------------------------------------------------------------
Net asset value at beginning of period                       $  20.29                      $ 20.32                   $   20.87
                                                 -----------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.27                         0.18                        0.05
Net realized and unrealized gain (loss)
    on investments                                               1.50                         1.52                       (0.29)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                                 1.77                         1.70                       (0.24)
                                                 -----------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                             0.27                         0.21                           -
Distributions from realized gains on investments                 1.16                         1.16                           -
                                                 -----------------------------------------------------------------------------------
Total Distributions                                              1.43                         1.37                           -
                                                 -----------------------------------------------------------------------------------
Net asset value at end of period                              $  20.63                      $ 20.65                   $   20.63
                                                 ===================================================================================

Total Return (%)*                                               9.3 ++                       8.9 ++                     (1.2)++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                 1.12 +                       1.90 +                      1.89 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                    1.14 +                       1.91 +                      1.89 +
Ratio of net investment income to average net                   2.67 +                       1.89 +                      1.90 +
 assets (%)
Portfolio turnover rate (%)                                         38                           38                          38
Average commission rate paid per share                        $ 0.0600                      $0.0600                   $  0.0600
Net assets at end of period (000 omitted)                     $333,819                      $36,504                   $      70


--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                Sentinel Growth Fund -           Sentinel Growth Fund - Class B
                                                    Class A Shares                   Shares
--------------------------------------------------------------------------------------------------------------------
                                                               Six Months                       Five Months
                                                            Ended 5/31/98                     Ended 5/31/98
                                                              (Unaudited)                       (Unaudited)
                                                 -------------------------------------------------------------------
Net asset value at beginning of period                         $   18.73                         $   13.08
                                                 -------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              (0.01)                            (0.08)
Net realized and unrealized gain (loss)
    on investments                                                  0.93                              1.48
                                                 -------------------------------------------------------------------
Total from investment operations                                    0.92                              1.40
                                                 -------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                                   -                                 -
Distributions from realized gains on investments                    5.13                                 -
                                                 -------------------------------------------------------------------
Total Distributions                                                 5.13                                 -
                                                 -------------------------------------------------------------------
Net asset value at end of period                               $   14.52                         $   14.48
                                                 ===================================================================
Total Return (%)*                                                 7.4 ++                           10.7 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                   1.30 +                            2.10 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                      1.32 +                            2.11 +
Ratio of net investment income to average net                    (0.19)+                           (0.99)+
 assets (%)
Portfolio turnover rate (%)                                           50                                50
Average commission rate paid per share                         $  0.0600                         $  0.0600
Net assets at end of period (000 omitted)                      $  98,168                         $   2,145
===================================================================================================================

--------------------------------------------------------------------------------------------------------------------
Financial Highlights                                Sentinel Small Company      Sentinel Small Company
                                                    Fund - Class A Shares       Fund - Class B Shares
--------------------------------------------------------------------------------------------------------------------
                                                                  Six Months                    Six Months
                                                               Ended 5/31/98                 Ended 5/31/98
                                                                 (Unaudited)                   (Unaudited)
                                                 -------------------------------------------------------------------
Net asset value at beginning of period                             $    6.30                      $  6.18
                                                 -------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      -                        (0.01)
Net realized and unrealized gain (loss)
    on investments                                                      0.48                         0.45
                                                 -------------------------------------------------------------------
Total from investment operations                                        0.48                         0.44
                                                 -------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                                    0.02                            -
Distributions from realized gains on investments                        0.75                          0.75
                                                 -------------------------------------------------------------------
Total Distributions                                                     0.77                          0.75
                                                 -------------------------------------------------------------------
Net asset value at end of period                                   $    6.01                      $   5.87
                                                 ===================================================================
Total Return (%)*                                                     8.8 ++                        8.3 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                       1.35+                         2.22 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                          1.37 +                        2.24 +
Ratio of net investment income to average net                       (0.15) +                        (1.03)
 assets (%)
Portfolio turnover rate (%)                                              21                             21
Average commission rate paid per share                            $  0.0600                       $ 0.0600
Net assets at end of period (000 omitted)                         $ 120,429                       $ 11,005


------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights                              Senteniel World Fund -        Senteniel World Fund -       Senteniel World Fund
                                                  Class A Shares                Class B Shares               - Class C Shares (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Six Months                   Six Months                       Period
                                                          Ended 5/31/98                Ended 5/31/98                   May 4 thru
                                                            (Unaudited)                  (Unaudited)                 May 31, 1998
                                                 -----------------------------------------------------------------------------------

Net asset value at beginning of period                         $  17.25                     $  17.05                   $   19.57
                                                 -----------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.10                         0.06                        0.02
Net realized and unrealized gain (loss)
   on investments                                                  2.35                         2.28                       (0.70)
                                                 -----------------------------------------------------------------------------------

Total from investment operations                                   2.45                         2.34                       (0.68)
                                                 -----------------------------------------------------------------------------------


LESS DISTRIBUTIONS
Dividends from net investment income                               0.12                            -                           -
Distributions from realized gains on investments                   0.64                         0.64                           -
                                                 -----------------------------------------------------------------------------------

Total Distributions                                                0.76                         0.64                           -
                                                 -----------------------------------------------------------------------------------

Net asset value at end of period                               $  18.94                     $  18.75                   $   18.89
                                                 ===================================================================================

Total Return (%)*                                                 14.9 ++                    14.3 ++                     (3.5) ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                    1.27 +                     2.17 +                      2.18 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                       1.30 +                     2.20 +                      2.18 +
Ratio of net investment income to average net                      1.39 +                     0.49                        0.49 +
 assets (%)
Portfolio turnover rate (%)                                             5                        5                           5
Average commission rate paid per share                           $ 0.0392                    $ 0.0392                  $  0.0392
Net assets at end of period (000 omitted)                        $108,378                    $ 15,718                  $     110
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights                                Sentinel High Yield     Sentinel High Yield     Sentinel High Yield
                                                    Bond Fund - Class A     Bond Fund - Class B     Bond Fund - Class C
                                                    Shares                  Shares                  Shares (A)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Six Months                   Six Months                  Period
                                                          Ended 5/31/98                Ended 5/31/98              May 4 thru
                                                            (Unaudited)                  (Unaudited)            May 31, 1998
                                                 ----------------------------------------------------------------------------------
Net asset value at beginning of period                          $ 10.41                      $ 10.40               $   10.70
                                                 ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.44                         0.43                    0.03
Net realized and unrealized gain (loss)
    on investments                                                 0.31                         0.31                   (0.04)
                                                 -----------------------------------------------------------------------------------
Total from investment operations                                   0.75                         0.74                   (0.01)
                                                 -----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                               0.44                         0.43                    0.06
Distributions from realized gains on investments                   0.09                         0.09                       -
                                                 ----------------------------------------------------------------------------------
Net asset value at end of period                                   0.53                         0.52                    0.06
                                                 -----------------------------------------------------------------------------------
                                                                  10.63                      $ 10.62               $   10.63
                                                 ===================================================================================

Total Return (%)*                                                7.3 ++                       7.2 ++                (0.1) ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                  1.24 +                       1.41 +                 2.06 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                     1.28 +                       1.45 +                 2.06 +
Ratio of net investment income to average net                    8.22 +                         8.05                 7.40 +
 assets (%)
Portfolio turnover rate (%)                                          83                           83                     83
Net assets at end of period (000 omitted)                       $26,708                      $48,115               $    131


--------------------------------------------------------------------------------------------------------------------------
Financial Highlights                                      Sentinel Bond Fund - Class       Sentinel Bond Fund - Class
                                                          A Shares                         B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months                        Six Months
                                                                  Ended 5/31/98                     Ended 5/31/98
                                                                     (Unaudited)                      (Unaudited)
                                                      --------------------------------------------------------------------
Net asset value at beginning of period                                   $  6.36                          $  6.38
                                                      --------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.20                             0.17
Net realized and unrealized gain (loss) on investment                       0.06                             0.05
                                                      -------------------------------------------------------------------
Total from investment operations                                            0.26                             0.22
                                                      --------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                                        0.20                             0.17
Distributions from realized gains on investments                               -                                -
                                                      --------------------------------------------------------------------
Total Distributions                                                         0.20                             0.17
                                                      --------------------------------------------------------------------
Net asset value at end of period                                         $  6.42                          $  6.43
                                                      ====================================================================
Total Return (%)*                                                         4.1 ++                           3.5 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                           0.87 +                           1.72 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                              0.97 +                           1.86 +
Ratio of net investment income to average net assets                      6.21 +                             5.35
 (%)
Ratio of net investment income to average net assets
 before                                                                   6.13 +                           5.23 +
    voluntary expense reimbursements (%)
Portfolio turnover rate (%)                                                   74                               74
Net assets at end of period (000 omitted)                                $88,767                          $10,626
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights                                                                       Sentinel Short Maturity
                                                   Sentinel Government Securities          Government Securities Fund
                                                   Fund - Class A Shares                   - Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months                           Six Months
                                                                   Ended 5/31/98                        Ended 5/31/98
                                                                     (Unaudited)                          (Unaudited)
                                                                -------------------------------------------------------------
Net asset value at beginning of period                                $   10.09                            $    9.82
                                                                -------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.31                                 0.28
Net realized and unrealized gain (loss) on investments                     0.09                                 0.07
                                                                -------------------------------------------------------------
Total from investment operations                                           0.40                                 0.35
                                                                -------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                                       0.31                                 0.28
Distributions from realized gains on investments                              -                                    -
                                                                -------------------------------------------------------------
Total Distributions                                                        0.31                                 0.28
                                                                -------------------------------------------------------------
Net asset value at end of period                                      $   10.18                            $    9.89
                                                                =============================================================
Total Return (%)*                                                        4.0 ++                               3.6 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.94 +                               0.90 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                             1.00 +                               1.14 +
Ratio of net investment income to average net assets (%)                 6.15 +                                 5.96
Ratio of net investment income to average net assets
    before voluntary expense reimbursement (%)                           6.10 +                                 5.74
Portfolio turnover rate (%)                                                 159                                   85
Net assets at end of period (000 omitted)                             $  72,516                            $  60,534


-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights                             Sentinel U. S. Treasury Money        Sentinel U. S. Treasury Money
                                                 Market Fund - Class A Shares         Market Fund - Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months                           Six Months
                                                                  Ended 5/31/98                        Ended 5/31/98
                                                                    (Unaudited)                          (Unaudited)
                                                                -------------------------------------------------------------
Net asset value at beginning of period                                $    1.00                            $    1.00
                                                                -------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.02                                 0.02
Net realized and unrealized gain (loss) on investments                        -                                    -
                                                                -------------------------------------------------------------
Total from investment operations                                           0.02                                 0.02
                                                                -------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends from net investment income                                       0.02                                 0.02
Distributions from realized gains on investments                              -                                    -
                                                                -------------------------------------------------------------
Total Distributions                                                        0.02                                 0.02
                                                                -------------------------------------------------------------
Net asset value at end of period                                      $    1.00                            $    1.00
                                                                =============================================================
Total Return (%)**                                                       2.3 ++                               2.3 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.74 +                               0.73 +
Ratio of expenses to average net assets before
    expense reductions (%)***                                            0.74 +                               0.74 +
Ratio of net investment income to average net assets (%)                 4.49 +                               4.49 +
Net assets at end of period (000 omitted)                             $  87,925                            $   3,895
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

Financial Highlights                                 Sentinel Tax-free       Sentinel New York            Sentinel Pennsylvania
                                                     Income - Class A        Tax-free Income              Tax-free Trust - Class
                                                     Shares                  Fund - Class A Shares        A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                   Six Months                   Six Months
                                                          Ended 5/31/98                Ended 5/31/98                Ended 5/31/98
                                                            (Unaudited)                  (Unaudited)                  (Unaudited)
                                                    --------------------------------------------------------------------------------
Net asset value at beginning of period                        $   13.64                    $   11.88                    $   13.34
                                                    --------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.33                         0.32                         0.31
Net realized and unrealized gain (loss)
    on investments                                                 0.16                         0.17                         0.14
                                                    --------------------------------------------------------------------------------
Total from investment operations                                   0.49                         0.49                         0.45
                                                    --------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                               0.33                         0.32                         0.31
Distributions from realized gains on investments                   0.19                         0.03                         0.12
                                                    --------------------------------------------------------------------------------
Total Distributions                                                0.52                         0.35                         0.43
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                              $   13.61                    $   12.02                    $   13.36
                                                    ================================================================================
Total Return (%)*                                                3.6 ++                       4.1 ++                       3.4 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                  0.75 +                            -                       0.83 +
Ratio of expenses to average net assets before
    expense reductions (%)**                                     0.92 +                       1.02 +                       1.32 +
Ratio of net investment income to average net assets (%)         4.81 +                       5.28 +                       4.62 +
Ratio of net investment income to average net assets
    before voluntary expense reimbursement (%)                   4.65 +                       4.29 +                       4.16 +
Portfolio turnover rate (%)                                          11                            3                           28
Net assets at end of period (000 omitted)                     $  89,398                    $   8,672                    $  34,475
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commenced operations May 4, 1998.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1)(H) to the Financial Statements incorporated by reference in the Statement of Additional Information of the Funds.

 ...............................................................................

[LOGO OF SENTINEL FUNDS APPEARS HERE]

             THE SENTINEL FUNDS

             National Life Drive                                     Prospectus
             Montpelier, Vermont 05604                        Dated May 4, 1998
             800-282-3863


 ...............................................................................

TABLE OF CONTENTS

Fund Expenses..................    3
Annual Fund Operating Expenses.    4
Financial Highlights...........    8
Purchase Options...............   14
The Funds......................   16
Investment Objectives and Poli-
 cies..........................   16
Further Information Relative to
 the Investment Practices of
 the Funds.....................   23
Management of the Funds........   27
Custodian......................   31
The Distributor................   31

Distribution Plans.............   31
How to Purchase Shares.........   33
How To Redeem Shares...........   39
Tax Deferred Retirement Plans..   44
Determination of Net Asset Val-
 ue............................   44
Dividends and Capital Gains
 Distributions.................   45
Taxes..........................   45
Shareholder Services...........   49
Performance Data...............   50
Organization of the Funds......   52
Appendix A--Description of Bond
 Ratings.......................   53
Applications

 ...............................................................................

EACH OF THE THIRTEEN FUNDS IN THE SENTINEL FAMILY OF FUNDS
(INDIVIDUALLY, A "FUND", AND COLLECTIVELY, THE "FUNDS") HAS A
SEPARATE INVESTMENT OBJECTIVE AND POLICIES. THE INVESTMENT
OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

 .SENTINEL U.S. TREASURY MONEY MARKET FUND (the "Money Market Fund") -- seeks as high a level of current income as is consistent with the safety of principal and the maintenance of liquidity, by investing solely in short-term direct obligations of the U.S. Treasury. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

 .SENTINEL HIGH YIELD BOND FUND (the "High Yield Fund") -- seeks high current income and total return by investing primarily in lower rated corporate debt securities. THE HIGH YIELD FUND MAY INVEST WITHOUT LIMITATION IN LOWER QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS". INVESTORS IN THIS FUND SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. PLEASE REFER TO PAGES 24-25 FOR FURTHER INFORMATION ON THE RISKS OF INVESTING IN THESE SECURITIES.

 ...............................................................................

This Prospectus sets forth concisely the information about the Funds (as de-fined herein) that a prospective investor should know before investing. This Prospectus should be read carefully and retained for future reference. Addi-tional information about the Funds is contained in the Statement of Additional Information, dated May 4, 1998 (the "Statement of Additional Information"), which has been filed with the Securities and Exchange Commission. The State-ment of Additional Information is available upon request and without charge from Sentinel Group Funds, Inc. (the "Company") at the address or telephone number shown above. The Statement of Additional Information is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  1
                                                                     Prospectus

 ...............................................................................

                 .SENTINEL COMMON STOCK FUND (the "Common Stock Fund") --
                  seeks a combination of long-term growth of capital and
                 income, current return and relatively low risk through
                 investment in common stocks of many well-established companies.

                 .SENTINEL BALANCED FUND (the "Balanced Fund") -- seeks a conservative combination of stability, income and long-term growth of capital through investments in both stocks and bonds, with at least 25% of its net assets in fixed-income senior securities.

                 .SENTINEL GROWTH FUND (the "Growth Fund") -- seeks long-term growth of capital through equity participation in companies having growth potential believed by Sentinel Advisors Company (the "Advisor") to be more favorable than that of the U.S. economy as a whole, with a focus on relatively well-established companies.

                 .SENTINEL SMALL COMPANY FUND (the "Small Company Fund") --
                  seeks long-term capital appreciation. Assets normally will be invested primarily in common stocks of small and medium-
                 sized corporations believed by the Advisor to have superior growth potential.

                 .SENTINEL WORLD FUND (the "World Fund") -- seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

                 .SENTINEL BOND FUND (the "Bond Fund") -- seeks as high a level of continuing income as is consistent with the preservation of capital through investments primarily in investment grade fixed-income securities.

                 .SENTINEL GOVERNMENT SECURITIES FUND (the "Government Securities Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                 .SENTINEL SHORT MATURITY GOVERNMENT FUND (the "Short Maturity Government Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will invest at least 65% of its assets in such government securities which have an average maturity from 2 to 5 years.

                 .SENTINEL TAX-FREE INCOME FUND (the "Tax-Free Income
                 Fund") -- seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital through investments primarily in a diversified portfolio of investment grade municipal bonds.

                 .SENTINEL NEW YORK TAX-FREE INCOME FUND (the "New York Fund") -- seeks as high a level of current interest income exempt from federal and New York State and City personal income taxes as is consistent with liquidity and capital preservation.

                 .SENTINEL PENNSYLVANIA TAX-FREE TRUST (the "Pennsylvania Fund") -- seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation.


2 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................


FUND EXPENSES

The following tables illustrate all expenses and fees that a shareholder of the Funds may expect to incur:

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)

CLASS A SHARES:

Sales Charge Imposed on Purchases --

Common Stock, Balanced, Growth, Small Company and World Funds.... 5.00% maximum
High Yield, Bond, Government Securities, Tax-Free Income, New
 York and Pennsylvania Funds..................................... 4.00% maximum
Short Maturity Government Fund................................... 1.00%
Money Market Fund................................................ None
Sales Charge Imposed on Reinvested Dividends..................... None
Redemption Fees.................................................. None/1/
Exchange Fees.................................................... None/2/

---------
/1/ If a shareholder chooses to redeem by means of a wire transfer, a wire charge not normally in excess of $25.00 will be assessed. In addition, a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares made within two years of purchase, if they were purchased without an initial sales charge as part of an investment of $1,000,000 or more. See "How to Purchase Shares -- Class A Shares -- Sales Charges", below.
/2/ If a shareholder exchanges Class A shares of the Money Market Fund for Class
    A shares of another Fund, and such Money Market Fund shares were not acquired in an exchange from another Fund's Class A shares, then a fee equal to the sales charge imposed on purchases of the new Fund will be assessed.

CLASS B SHARES (available for the Common Stock, Balanced, Growth, Small
 Company, World, High Yield, Bond and Money Market Funds):

Sales Charge Imposed on Purchases.............................. None
Sales Charge Imposed on Reinvested Dividends................... None
Contingent Deferred Sales Charge ("CDSC")...................... 4.00% maximum/3/
Exchange Fees.................................................. None/4/

---------
/3/ The maximum CDSC is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the CDSC declines according to the schedules set forth under "How to Redeem Shares -- Class B Shares -- CDSC", below.
/4/ Class B shares may be exchanged only for Class B shares of the other Funds that offer Class B shares as of the date of the exchange.

CLASS C SHARES (available for the Common Stock, Balanced, World and High Yield Funds):

Sales Charge Imposed on Purchases..............................  None
Sales Charge Imposed on Reinvested Dividends...................  None
CDSC...........................................................  1.00% for one year after purchase
Exchange Fees..................................................  None/5/

---------
/5/ Class C shares may be exchanged only for Class C shares of the other Funds that offer Class C shares as of the date of the exchange, and for Class A shares of the Money Market Fund.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    3
                                                                      Prospectus

 ................................................................................

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

CLASS A:

                                           COMMON                  SMALL
                                           STOCK  BALANCED GROWTH COMPANY WORLD
                                            FUND    FUND    FUND   FUND   FUND
                                           ------ -------- ------ ------- -----
Management Fees...........................   .55%    .63%    .63%   .63%   .63%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a).................   .29     .30     .30    .30    .30
Other Expenses:
  Accounting and Administrative Costs.....   .04     .04     .04    .04    .04
  Other...................................   .17     .20     .35    .39    .35
Total Other Expenses......................   .21     .24     .39    .43    .39
                                            ----    ----    ----   ----   ----
Total Fund Operating Expenses Before
 Expense Offset...........................  1.05%   1.17%   1.32%  1.36%  1.32%
                                            ====    ====    ====   ====   ====

                                       HIGH            GOVERNMENT  SHORT MATURITY
                                       YIELD  BOND     SECURITIES    GOVERNMENT
                                       FUND   FUND        FUND          FUND
                                       -----  ----     ----------  --------------
Management Fees....................... 0.75%  .24 %       .42%          .12%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)............. 0.20    .20        .20           .35
Other Expenses:
  Accounting and Administrative
  Costs............................... 0.04    .04        .04           .04
  Other............................... 0.27    .22        .22           .26
Total Other Expenses.................. 0.31    .26        .26           .30
                                       ----   ----        ---           ---
Total Fund Operating Expenses Before
 Expense Offset....................... 1.26%   .70%(b)    .88%(b)       .77%(b)
                                       ====   ====        ===           ===

                                        MONEY  TAX FREE
                                        MARKET  INCOME    NEW YORK   PENNSYLVANIA
                                         FUND    FUND       FUND         FUND
                                        ------ --------   --------   ------------
Management Fees........................   .40%   .34%       .00%         .00%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............  None    .20        .00          .20
Other Expenses:
  Accounting and Administrative
  Costs................................   .04    .04        .00          .00
  Other................................   .33    .18        .06          .54
Total Other Expenses...................   .37    .22        .06          .54
                                         ----    ---        ---          ---
Total Fund Operating Expenses Before
 Expense Offset........................   .77%   .76%(b)    .06%(b)      .74%(b)
                                         ====    ===        ===          ===


4 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

CLASS B:

                                               COMMON           SMALL
                                               STOCK  BALANCED COMPANY    GROWTH
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .55%    .63%    .63%       .63%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00    1.00    1.00       1.00
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .21     .22     .69        .46
Total Other Expenses..........................   .25     .26     .73        .50
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  1.80%   1.89%   2.36%      2.13%
                                                ====    ====    ====       ====
                                                        HIGH              MONEY
                                               WORLD   YIELD    BOND      MARKET
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .63%    .75%    .24%       .40%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00     .28    1.00       None
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .51     .27     .33        .29
Total Other Expenses..........................   .55     .31     .37        .33
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  2.18%   1.34%   1.61%(b)    .73%
                                                ====    ====    ====       ====

CLASS C:
                                               COMMON                      HIGH
                                               STOCK  BALANCED  WORLD     YIELD
                                                FUND    FUND    FUND       FUND
                                               ------ -------- -------    ------
Management Fees...............................   .55%    .63%    .63%       .75%
Rule 12b-1 Fees (includes service fee and
 distribution fee)(a).........................  1.00    1.00    1.00       1.00
Other Expenses:
  Accounting and Administrative
  Costs.......................................   .04     .04     .04        .04
  Other.......................................   .21     .22     .51        .27
Total Other Expenses..........................   .25     .26     .55        .31
                                                ----    ----    ----       ----
Total Fund Operating Expenses Before Expense
 Offset.......................................  1.80%   1.89%   2.18%      2.06%
                                                ====    ====    ====       ====

---------
(a) The maximum annual Rule 12b-1 fee for Common Stock Fund Class A shares, Balanced Fund Class A shares, Growth Fund Class A shares, Small Company Fund Class A shares and World Fund Class A shares is .30% of average daily net assets of each such Fund, of which the service fee portion could be as much as .20%; the maximum annual Rule 12b-1 fee for the High Yield Fund Class A shares, Bond Fund Class A shares, Government Securities Fund Class A shares, Tax-Free Income Fund Class A shares, New York Fund Class A shares and Pennsylvania Fund Class A shares is .20% of average daily net assets of each such Fund, of which the service fee portion could be as much as .10%; and the maximum annual Rule 12b-1 fee for the Short Maturity Government Fund Class A shares is .35% of average daily net assets, of which the service fee portion will be .25%.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR    5
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

(b) Effective March 30, 1998, the Advisor has voluntarily agreed for a period until at least November 30, 1998 to an advisory fee reimbursement program described on page 28 of this Prospectus, which is expected to limit the overall expense ratios, before expense offset, of the Bond, Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds to approximately the restated amounts shown in the above table. See page 28 for a more complete description of this reimbursement program. This reimbursement program may be changed or terminated at any time after November 30, 1998. In the absence of any reimbursement arrangements, these Funds' Management Fees, Rule 12b-1 Fees, Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would be as follows:

                                                                                 TOTAL
                                    RULE      ACCOUNTING               TOTAL     FUND
                         MANAGEMENT 12B-1 AND ADMINISTRATIVE  OTHER    OTHER   OPERATING
                            FEES    FEES        COSTS        EXPENSES EXPENSES EXPENSES
                         ---------- ----- ------------------ -------- -------- ---------
Bond Fund Class A
 shares.................    .53      .20         .04           .22      .26       .99
Bond Fund Class B
 shares................,    .53     1.00         .04           .33      .37      1.90
Government Securities
 Fund Class A shares....    .53      .20         .04           .22      .26       .99
Short Maturity Govern-
 ment Fund Class A
 shares.................    .53      .35         .04           .26      .30      1.18
Tax-Free Income Fund
 Class A shares.........    .53      .20         .04           .18      .22       .95
Pennsylvania Fund Class
 A shares...............    .55      .20         .24           .35      .59      1.34
New York Fund Class A
 shares.................    .53      .20         .04           .32      .36      1.09

-------------------

  Shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the Na-tional Association of Securities Dealers, Inc.

  The following examples illustrate the expenses that an investor would pay on a $1,000 investment in each of the Funds over various time periods assuming the operating expense ratio as set forth in the tables above for each class of shares of each Fund and a 5% annual rate of return.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
   CLASS A:                                    ------ ------- ------- --------
   Common Stock Fund..........................  $60    $ 81    $105     $171
   Balanced Fund..............................   61      85     111      184
   Growth Fund................................   62      89     117      198
   Small Company Fund.........................   63      90     120      203
   World Fund.................................   62      89     117      198
   High Yield Fund............................   52      77
   Bond Fund..................................   47      61      76      121
   Government Securities Fund.................   49      67      86      143
   Short Maturity Government Fund.............   18      34      51      102
   Money Market Fund..........................    8      24      42       94
   Tax-Free Income Fund.......................   47      62      78      126
   New York Fund..............................   40      40      40       40
   Pennsylvania Fund..........................   47      61      77      124
   CLASS B (assuming redemption at the end of
   the                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                    ------ ------- ------- --------
   Common Stock Fund..........................  $58    $ 86    $117     $173
   Balanced Fund..............................   59      89     122      184
   Growth Fund................................   61      96     133      203
   Small Company Fund.........................   64     103     146      220
   World Fund.................................   62      98     136      207
   High Yield Fund............................   53      71
   Bond Fund..................................   56      80     106      141
   Money Market Fund..........................   47      53      61       92


6 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

   CLASS B (assuming no redemption at the end
   of the                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                     ------ ------- ------- --------
   Common Stock Fund.........................    $18     $56    $ 97     $173
   Balanced Fund.............................     19      59     102      184
   Growth Fund...............................     21      66     113      203
   Small Company Fund........................     24      73     126      220
   World Fund................................     22      68     116      207
   High Yield Fund...........................     13      41
   Bond Fund.................................     16      50      86      141
   Money Market Fund.........................      7      23      41       92
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
   CLASS C:.                                    ------ ------- ------- --------
   Common Stock Fund.........................    $28     $56    $ 97     $211
   Balanced Fund.............................     29      59     102      220
   World Fund................................     32      68     116      249
   High Yield Fund...........................     30      63
   CLASS C (assuming no redemption at end of    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   period):                                     ------ ------- ------- --------
   Common Stock Fund.........................    $18     $56    $ 97     $211
   Balanced Fund.............................     19      59     102      220
   World Fund................................     22      68     116      249
   High Yield Fund...........................     20      63

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RATE USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE OF RETURN.

  The purpose of the foregoing tables is to assist the investor in understand-ing the various expenses that an investor in the Funds will bear directly or indirectly. The expense ratios set forth above, in the case of the Class A and Class B shares, are based on costs actually borne by the Funds in the fiscal year ended November 30, 1997, using average net assets of each Fund for the fiscal year ended November 30, 1997, except for the Bond Fund Class A shares, Bond Fund Class B shares, Government Securities Fund Class A shares, Short Maturity Government Fund Class A shares, Tax-Free Income Fund Class A shares and the Pennsylvania Fund Class A shares, which take into ac-count a reimbursement policy adopted March 30, 1998, the New York Fund Class A shares, which take into account changes in reimbursement policy effective March 31, 1997, and the High Yield Fund, for which the expense ratios of the Class A and Class B shares are based on annualized costs for the period from June 20, 1997 (commencement of operations) to November 30, 1997. In the case of the Class C shares, the expense ratios are based on estimates of annualized costs anticipated to be borne by the Class C shares of the Funds during the period from May 4, 1998 (commencement of offering of Class C shares) to November 30, 1998. In general, all of the Funds share expenses that are not specifically incurred by particular Funds in proportion to the net assets of each Fund, except that expenses which vary by the number of accounts, such as transfer agent costs and shareholder reports and mailing costs, are allocated in proportion to the number of accounts in each Fund. The Rule 12b-1 fees shown in the foregoing tables include both service fee and distribution fee components. See "Distribution Plans" on page 31 for more information on these fees.


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    7
                                                                      Prospectus

 ...............................................................................

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each of the periods). The following information, insofar as it relates to the five fiscal years in the period ended November 30, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in the Statement of Additional Information. No information is presented for the Class B shares of the Growth Fund or any of the Class C shares of the Funds because none of them had commenced operations as of November 30, 1997. The Annual Report of the Funds may be obtained by shareholders without charge by calling the Company at (800) 282-3863.

-----------------------    -------------------------------------------- --------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
-----------------------    -------------------------------------------- --------------------------------------
                                                NET REALIZED
                                                    AND                            DISTRIBUTIONS
                FISCAL     NET ASSET    NET      UNREALIZED             DIVIDENDS      FROM
                 YEAR      VALUE AT  INVESTMENT     GAIN     TOTAL FROM  FROM NET    REALIZED
               (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND            ENDED)     OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
-----------------------    -------------------------------------------- --------------------------------------
Common         11/30/88     $ 21.49    $ 0.85      $ 3.17      $ 4.02     $ 0.83      $ 1.55        $ 2.38
Stock -- A     11/30/89       23.13      0.91        4.60        5.51       0.99        1.20          2.19
               11/30/90       26.45      0.93       (1.50)      (0.57)      1.00        1.27          2.27
               11/30/91       23.61      0.90        3.90        4.80       0.93        0.70          1.63
               11/30/92       26.78      0.90        3.44        4.34       0.91        0.50          1.41
               11/30/93       29.71      0.79        1.66        2.45       0.82        1.71          2.53
               11/30/94       29.63      0.83       (1.35)      (0.52)      0.80        0.06          0.86
               11/30/95       28.25      0.72        8.09        8.81       0.74        1.11          1.85
               11/30/96       35.21      0.59        8.18        8.77       0.61        2.77          3.38
               11/30/97       40.60      0.57        7.03        7.60       0.57        3.54          4.11
-----------------------    -------------------------------------------- --------------------------------------
Balanced -- A  11/30/88     $ 11.32    $ 0.71      $ 0.91      $ 1.62     $ 0.72      $  --         $ 0.72
               11/30/89       12.22      0.80        1.33        2.13       0.78        0.04          0.82
               11/30/90       13.53      0.79       (0.56)       0.23       0.83        0.35          1.18
               11/30/91       12.58      0.77        1.37        2.14       0.78        0.05          0.83
               11/30/92       13.89      0.70        0.97        1.67       0.71        0.03          0.74
               11/30/93       14.82      0.59        0.80        1.39       0.58        0.36          0.94
               11/30/94       15.27      0.58       (1.12)      (0.54)      0.56        0.09          0.65
               11/30/95       14.08      0.58        2.78        3.36       0.59        0.01          0.60
               11/30/96       16.84      0.54        2.13        2.67       0.54        0.42          0.96
               11/30/97       18.55      0.56        2.18        2.74       0.55        0.45          1.00
-----------------------    -------------------------------------------- --------------------------------------
Growth -- A    11/30/88     $ 13.35    $ 0.17      $ 1.36      $ 1.53     $ 0.25      $ 3.18        $ 3.43
               11/30/89       11.45      0.16        2.99        3.15       0.18         --           0.18
               11/30/90       14.42      0.18       (0.37)      (0.19)      0.17         --           0.17
               11/30/91       14.06      0.20        1.93        2.13       0.20         --           0.20
               11/30/92       15.99      0.11        3.07        3.18       0.16        0.45          0.61
               11/30/93       18.56      0.04       (0.28)      (0.24)      0.04        0.77          0.81
               11/30/94       17.51      0.05       (0.92)      (0.87)      0.03        0.46          0.49
               11/30/95       16.15      0.07        3.33        3.40       0.05        2.57          2.62
               11/30/96       16.93      0.03        3.23        3.26       0.07        2.55          2.62
               11/30/97       17.57     (0.02)       4.00        3.98       0.02        2.80          2.82
-----------------------    -------------------------------------------- --------------------------------------
Small          9 Mo. to
Company -- A   11/30/93(A)  $  6.49    $(0.06)     $ 0.44      $ 0.38     $  --       $  --         $  --
               11/30/94        6.87     (0.04)       0.18        0.14        --         1.48          1.48
               11/30/95        5.53      0.02        0.56        0.58        --         0.91          0.91
               11/30/96        5.20      0.01        0.95        0.96       0.03        0.96          0.99
               11/30/97        5.17      0.02        1.16        1.18       0.01        0.04          0.05
-----------------------    -------------------------------------------- --------------------------------------


8 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
  SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

------------------ -----------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ -----------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT             AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO   PORTFOLIO COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET   TURNOVER  RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)  RATE (%)  PER SHARE  (000 OMITTED)
------------------ -----------------------------------------------------------------------------
 $23.13     19.8        0.87           0.87          3.75          7         N/A    $  490,168
  26.45     25.6        0.80           0.80          3.69         11         N/A       591,136
  23.61     (2.4)       0.76           0.76          3.82          6         N/A       543,047
  26.78     21.1        0.74           0.74          3.41          9         N/A       620,179
  29.71     16.7        0.72           0.72          3.13          5         N/A       688,309
  29.63      8.8        0.93           0.93          2.68          9         N/A       897,836
  28.25     (1.8)       1.02           1.02          2.82         15         N/A       839,335
  35.21     32.8        1.09           1.10          2.29         22         N/A     1,057,944
  40.60     27.2        1.06           1.07          1.64         22       .0600     1,306,592
  44.09     20.9        1.04           1.05          1.41         24      $.0600     1,509,999
------------------ -----------------------------------------------------------------------------
 $12.22     14.6        0.97           0.97          5.74         52         N/A    $   67,019
  13.53     18.1        0.96           0.96          6.16         71         N/A        74,417
  12.58      1.8        0.91           0.91          6.17         40         N/A        74,808
  13.89     17.5        0.85           0.85          5.70         32         N/A        90,580
  14.82     12.4        0.81           0.81          4.86         38         N/A       120,700
  15.27      9.7        1.14           1.14          3.88         72         N/A       229,632
  14.08     (3.6)       1.21           1.21          3.97         66         N/A       226,328
  16.84     24.4        1.27           1.29          3.77        110         N/A       267,103
  18.55     16.6        1.20           1.22          3.13         83       .0600       297,288
  20.29     15.4        1.16           1.17          2.93         63      $.0600       314,948
------------------ -----------------------------------------------------------------------------
  11.45     11.7        1.12           1.12          1.44         69         N/A    $   47,350
  14.42     27.7        1.24           1.24          1.18         24         N/A        51,665
  14.06     (1.4)       1.20           1.20          1.22         15         N/A        49,580
  15.99     15.2        1.08           1.08          1.22         25         N/A        55,598
  18.56     20.5        1.05           1.05          0.63         28         N/A        63,664
  17.51     (1.3)       1.31           1.31          0.22         12         N/A        57,833
  16.15     (5.1)       1.43           1.43          0.30         58         N/A        50,447
  16.93     24.9        1.50           1.54          0.42         84         N/A        60,446
  17.57     22.6        1.40           1.43          0.16         98       .0600        69,816
  18.73     27.3        1.29           1.32         (0.15)       161      $.0600        88,184
------------------ -----------------------------------------------------------------------------
 $ 6.87      5.9#       1.52+          1.52+        (1.01)+       61         N/A    $  105,176
   5.53      2.0        1.58           1.58         (0.74)        46         N/A        88,420
   5.20     12.2        1.56           1.60          0.26         79         N/A        89,321
   5.17     22.0        1.47           1.51          0.23         60       .0600        99,393
   6.30     23.0        1.34           1.36          0.38         45      $.0600       115,532
------------------ -----------------------------------------------------------------------------

                                                  (footnotes on following pages)


     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)    9
                                                                      Prospectus

 ................................................................................

----------------------------   -------------------------------------------- --------------------------------------
                                    INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
----------------------------   -------------------------------------------- --------------------------------------
                                                    NET REALIZED
                                                        AND                            DISTRIBUTIONS
                               NET ASSET    NET      UNREALIZED             DIVIDENDS      FROM
                 FISCAL YEAR   VALUE AT  INVESTMENT     GAIN     TOTAL FROM  FROM NET    REALIZED
                   (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND               ENDED)      OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
----------------------------   -------------------------------------------- --------------------------------------
World -- A        9 Mo. to
                  11/30/93(A)   $ 9.56     $0.02       $ 2.28      $ 2.30     $ --         $ --          $ --
                  11/30/94       11.86      0.08         0.89        0.97      0.03         0.06          0.09
                  11/30/95       12.74      0.14         1.14        1.28      0.09         0.15          0.24
                  11/30/96       13.78      0.12         1.99        2.11      0.13         0.07          0.20
                  11/30/97       15.69      0.11         1.80        1.91      0.11         0.24          0.35
----------------------------   -------------------------------------------- --------------------------------------
High Yield        5 Mo. to
Fund -- A         11/30/97(E)   $10.00     $0.32       $ 0.41      $ 0.73     $0.32        $ --          $0.32
----------------------------   -------------------------------------------- --------------------------------------
Bond -- A         11/30/88      $ 5.99     $0.55       $ 0.03      $ 0.58     $0.55        $ --          $0.55
                  11/30/89        6.02      0.56         0.18        0.74      0.55          --           0.55
                  11/30/90        6.21      0.52        (0.18)       0.34      0.52          --           0.52
                  11/30/91        6.03      0.50         0.40        0.90      0.50          --           0.50
                  11/30/92        6.43      0.46         0.13        0.59      0.46          --           0.46
                  11/30/93        6.56      0.41         0.46        0.87      0.41         0.12          0.53
                  11/30/94        6.90      0.39        (0.70)      (0.31)     0.39         0.35          0.74
                  11/30/95        5.85      0.42         0.64        1.06      0.42          --           0.42
                  11/30/96        6.49      0.41        (0.14)       0.27      0.41          --           0.41
                  11/30/97        6.35      0.40         0.01        0.41      0.40          --           0.40
----------------------------   -------------------------------------------- --------------------------------------
Government        11/30/88      $ 9.35     $0.78       $(0.03)     $ 0.75     $0.79        $ --          $0.79
Securities -- A   11/30/89        9.31      0.81         0.26        1.07      0.81          --           0.81
                  11/30/90        9.57      0.78        (0.03)       0.75      0.78          --           0.78
                  11/30/91        9.54      0.74         0.50        1.24      0.74          --           0.74
                  11/30/92       10.04      0.70         0.14        0.84      0.70          --           0.70
                  11/30/93       10.18      0.62         0.42        1.04      0.60         0.17          0.77
                  11/30/94       10.45      0.59        (1.04)      (0.45)     0.58         0.11          0.69
                  11/30/95        9.31      0.63         0.99        1.62      0.63          --           0.63
                  11/30/96       10.30      0.61        (0.30)       0.31      0.61          --           0.61
                  11/30/97       10.00      0.59         0.09        0.68      0.59          --           0.59
----------------------------   -------------------------------------------- --------------------------------------
Short             8 Mo. to
Maturity          11/30/95(B)   $ 9.64     $0.40       $ 0.20      $ 0.60     $0.40        $ --          $0.40
Gov't. -- A       11/30/96        9.84      0.57        (0.03)       0.54      0.57          --           0.57
                  11/30/97        9.81      0.56         0.01        0.57      0.56          --           0.56
----------------------------   -------------------------------------------- --------------------------------------
Treasury -- A     9 Mo. to
                  11/30/93(A)   $ 1.00     $0.02       $ 0.00      $ 0.02     $0.02        $ --          $0.02
                  11/30/94        1.00      0.03         0.00        0.03      0.03          --           0.03
                  11/30/95        1.00      0.05         0.00        0.05      0.05          --           0.05
                  11/30/96        1.00      0.04         0.00        0.04      0.04          --           0.04
                  11/30/97        1.00      0.04          --         0.04      0.04          --           0.04
----------------------------   -------------------------------------------- --------------------------------------
Tax-Free -- A     2 Mo. to
                  11/30/90(C)   $12.00     $0.10       $ 0.26      $ 0.36     $0.10        $ --          $0.10
                  11/30/91       12.26      0.79         0.42        1.21      0.79          --           0.79
                  11/30/92       12.68      0.76         0.47        1.23      0.76         0.02          0.78
                  11/30/93       13.13      0.73         0.79        1.52      0.73         0.11          0.84
                  11/30/94       13.81      0.68        (1.34)      (0.66)     0.68         0.12          0.80
                  11/30/95       12.35      0.67         1.27        1.94      0.67          --           0.67
                  11/30/96       13.62      0.65        (0.09)       0.56      0.65          --           0.65
                  11/30/97       13.53      0.65         0.24        0.89      0.65         0.13          0.78
----------------------------   -------------------------------------------- --------------------------------------


10 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
 Prospectus

 .................................................................................................

------------------ ------------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ ------------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT   PORTFOLIO  AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO    TURNOVER  COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET      RATE    RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)      (%)    PER SHARE  (000 OMITTED)
------------------ ------------------------------------------------------------------------------
 $11.86     24.1#       2.00+          2.12+        0.41(1)+       66         N/A     $ 16,872
  12.74      8.2        1.58           1.58           0.62         30         N/A       41,970
  13.78     10.2        1.56           1.63           0.79         32         N/A       47,702
  15.69     15.5        1.43           1.48           0.94         14       .0455       71,458
  17.25     12.5        1.29           1.32           1.14         21      $.0411       89,740
------------------ ------------------------------------------------------------------------------

 $10.41     7.3*       1.20+          1.26+          7.80+        133         N/A     $ 11,084
------------------ ------------------------------------------------------------------------------
 $ 6.02     10.0        0.92           0.92           8.97        133         N/A     $ 27,858
   6.21     12.9        0.87           0.87           9.07        165         N/A       31,668
   6.03      5.8        0.83           0.83           8.55        108         N/A       35,389
   6.43     15.6        0.81           0.81           8.06         77         N/A       43,447
   6.56      9.5        0.78           0.78           7.03         83         N/A       58,106
   6.90     13.7        0.92           0.92           5.98        147         N/A       83,387
   5.85     (4.9)       0.98           0.98           6.34        133         N/A       80,487
   6.49     18.8        0.99           1.03           6.81        237         N/A      108,755
   6.35      4.5        0.98           1.00           6.46        176         N/A       99,408
   6.36      6.7        0.97           0.99           6.37        130         N/A       88,756
------------------ ------------------------------------------------------------------------------
 $ 9.31      8.2        0.90           0.90           8.20         41         N/A     $ 31,007
   9.57     12.1        0.82           0.82           8.59         25         N/A       34,644
   9.54      8.3        0.78           0.78           8.25         22         N/A       41,134
  10.04     13.5        0.77           0.77           7.52         14         N/A       45,734
  10.18      8.6        0.76           0.76           6.90         79         N/A       68,293
  10.45     10.6        0.98           0.98           6.06         97         N/A      134,749
   9.31     (4.5)       1.00           1.00           5.95        149         N/A      104,457
  10.30     17.9        1.03           1.04           6.50        367         N/A      108,100
  10.00      3.2        1.00           1.01           6.18        614         N/A       92,299
  10.09      7.2        0.98           0.99           6.15        249         N/A       75,810
------------------ ------------------------------------------------------------------------------

 $ 9.84      6.3#       1.00+          1.38+          6.07(6)+     58         N/A     $ 28,417
   9.81      5.6        1.00           1.20           6.09(6)     120         N/A       36,474
   9.82      6.0        1.00           1.18           6.20(6)      61         N/A       45,044
------------------ ------------------------------------------------------------------------------

 $ 1.00      1.7#       0.85+          0.87+          2.20(7)     --          N/A     $ 72,252
   1.00      3.1        0.81           0.81           3.01        --          N/A       75,301
   1.00      5.0        0.81           0.82           4.83        --          N/A       80,664
   1.00      4.6        0.78           0.78           4.38        --          N/A       80,804
   1.00      4.6        0.76           0.77           4.46        --          N/A       85,911
------------------ ------------------------------------------------------------------------------

 $12.26      3.0#       0.00           0.52+          4.98(5)+    --          N/A     $ 13,824
  12.68     10.2        0.38           0.73           6.37(5)      29         N/A       35,277
  13.13     10.0        0.50           0.72           5.93(5)      48         N/A       55,538
  13.81     11.9        0.64           0.90           5.41(5)      39         N/A      111,968
  12.35     (5.1)       0.75           0.94           5.11(5)      92         N/A       99,935
  13.62     16.0        0.90           0.99           5.06(5)     112         N/A      110,506
  13.53      4.3        0.94           0.97           4.86        112         N/A       99,967
  13.64      6.9        0.91           0.95           4.84         47         N/A       87,935
------------------ ------------------------------------------------------------------------------

                                                  (footnotes on following pages)

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                       SERVICES AT 1-800-282-FUND (3863)                      11
                                                                      Prospectus

 ...............................................................................................................

------------------------    -------------------------------------------- --------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
------------------------    -------------------------------------------- --------------------------------------
                                                 NET REALIZED
                               NET                   AND                            DISTRIBUTIONS
                FISCAL        ASSET      NET      UNREALIZED    TOTAL    DIVIDENDS      FROM
                 YEAR       VALUE AT  INVESTMENT     GAIN        FROM     FROM NET    REALIZED
                (PERIOD     BEGINNING   INCOME    (LOSS) ON   INVESTMENT INVESTMENT   GAINS ON        TOTAL
FUND            ENDED)      OF PERIOD   (LOSS)   INVESTMENTS  OPERATIONS   INCOME    INVESTMENTS  DISTRIBUTIONS
------------------------    -------------------------------------------- --------------------------------------
New York        8 Mo. to
Fund -- A       11/30/95(B)  $11.19     $ 0.36      $ 0.53      $ 0.89     $0.36        $ --          $0.36
                11/30/96      11.72       0.53         --         0.53      0.53          --           0.53
                11/30/97      11.72       0.60        0.25        0.85      0.60         0.09          0.69
------------------------    -------------------------------------------- --------------------------------------
Pennsylvania
Fund -- A       12/31/88(3)  $11.49     $ 0.82      $ 0.58      $ 1.40     $0.82        $ --          $0.82
                12/31/89      12.07       0.66        0.33        0.99      0.72          --           0.72
                12/31/90      12.34       0.72       (0.03)       0.69      0.78          --           0.78
                12/31/91      12.25       0.71        0.52        1.23      0.74          --           0.74
                12/31/92      12.74       0.73        0.43        1.16      0.75          --           0.75
               11 Mo. to
                11/30/93      13.15       0.69        0.42        1.11      0.69          --           0.69
                11/30/94      13.57       0.64       (1.28)      (0.64)     0.64          --           0.64
                11/30/95      12.29       0.66        1.11        1.77      0.66          --           0.66
                11/30/96      13.40       0.66       (0.03)       0.63      0.66         0.08          0.74
                11/30/97      13.29       0.64        0.13        0.77      0.64         0.08          0.72
------------------------    -------------------------------------------- --------------------------------------
Common          8 Mo. to
Stock -- B      11/30/96(D)  $35.43     $ 0.22      $ 5.05      $ 5.27     $0.13        $ --          $0.13
                11/30/97      40.57       0.27        6.99        7.26      0.26         3.54          3.80
------------------------    -------------------------------------------- --------------------------------------
Balanced -- B   8 Mo. to
                11/30/96(D)  $17.09     $ 0.26      $ 1.37      $ 1.63     $0.14        $ --          $0.14
                11/30/97      18.58       0.42        2.18        2.60      0.41         0.45          0.86
------------------------    -------------------------------------------- --------------------------------------
Small           8 Mo. to
Company -- B    11/30/96(D)  $ 4.82     $(0.03)     $ 0.33      $ 0.30     $ --         $ --          $ --
                11/30/97       5.12      (0.03)       1.13        1.10       --          0.04          0.04
------------------------    -------------------------------------------- --------------------------------------
World -- B      8 Mo. to     $
                11/30/96(D)  $14.49     $(0.08)     $ 1.17      $ 1.09     $ --         $ --          $ --
                11/30/97      15.58       0.01        1.74        1.75      0.04         0.24          0.28
------------------------    -------------------------------------------- --------------------------------------
High Yield      5 Mo. to
Fund -- B       11/30/97(E)  $10.00     $ 0.32      $ 0.39      $ 0.71     $0.31          --          $0.31
------------------------    -------------------------------------------- --------------------------------------
Bond -- B       8 Mo. to
                11/30/96(D)  $ 6.30     $ 0.21      $ 0.06      $ 0.27     $0.21        $ --          $0.21
                11/30/97       6.36       0.34        0.02        0.36      0.34          --           0.34
------------------------    -------------------------------------------- --------------------------------------
Treasury -- B   8 Mo. to
                11/30/96(D)  $ 1.00     $ 0.03      $ 0.00      $ 0.03     $0.03        $ --          $0.03
                11/30/97       1.00       0.05         --         0.05      0.05          --           0.05
------------------------    -------------------------------------------- --------------------------------------

(A) Commenced operations March 1, 1993.
(B) Commenced operations March 27, 1995.
(C) Commenced operations October 1, 1990.
(D) Commenced operations April 1, 1996.
(E) Commenced operations June 23, 1997.
 +  Annualized.
 #  Not annualized.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of (i) voluntary expense reimbursements, in the cases of the World Fund and the Money Market Fund in fiscal 1993, the Short Maturity Government Fund in all fiscal years shown, the Tax-Free Income Fund in fiscal years 1990 to 1995, the Pennsylania Fund in the periods ended December 31, 1986, 1987 and 1988, and November 30, 1995, 1996 and 1997, and the New York Fund for fiscal 1997, (ii) for all Funds in operation during fiscal 1995, 1996 and 1997 only, credits received from the custodian and dividend paying agent on cash balances.

12    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                        SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................................

------------------ -----------------------------------------------------------------------------
                                             RATIOS/SUPPLEMENTAL DATA
------------------ -----------------------------------------------------------------------------
                                     RATIO OF
                                   EXPENSES TO   RATIO OF NET
NET ASSET             RATIO OF     AVERAGE NET    INVESTMENT  PORTFOLIO  AVERAGE    NET ASSETS
VALUE AT    TOTAL   NET EXPENSES  ASSETS BEFORE   INCOME TO   TURNOVER  COMMISSION    AT END
 END OF    RETURN*   TO AVERAGE      EXPENSE       AVG. NET     RATE    RATE PAID    OF PERIOD
 PERIOD      (%)   NET ASSETS (%) REDUCTION**(%)  ASSETS (%)     (%)    PER SHARE  (000 OMITTED)
------------------ -----------------------------------------------------------------------------
 $11.72      8.1#       1.22+          1.29+          4.60+       32         N/A      $ 5,332
  11.72      4.8        1.04           1.10           4.65        48         N/A        5,749
  11.88      7.7        0.30           1.09           5.31(8)     21         N/A        7,704
------------------ -----------------------------------------------------------------------------

 $ 2.07     12.5        0.86(2)        1.44(2)      6.93(4)       48         N/A      $29,611
  12.34      8.5        1.16           1.16           6.43        50         N/A       29,435
  12.25      5.9        1.34           1.34           5.90        27         N/A       30,536
  12.74     10.3        1.27           1.27           5.71         8         N/A       32,667
  13.15      9.4        1.16           1.16           5.62         1         N/A       33,669

  13.57      8.1#       1.24+          1.24+          5.07+       23         N/A       34,448
  12.29     (4.9)       1.30           1.30           4.84        56         N/A       31,172
  13.40     14.8        0.97           1.36           5.14(4)     80         N/A       34,975
  13.29      5.0        0.75           1.37           5.07(4)     56         N/A       35,545
  13.34      6.1        0.85           1.34           4.86(4)     28         N/A       34,844
------------------ -----------------------------------------------------------------------------

 $40.57     14.9#       1.91+          1.92+          0.80+       22      $.0600      $27,257
  44.03     19.9        1.79           1.80           0.66        24       .0600       77,299
------------------ -----------------------------------------------------------------------------

 $18.58      9.6#       2.12+          2.13+          2.21+       83      $.0600      $10,948
  20.32     14.6        1.88           1.89           2.21        63       .0600       26.593
------------------ -----------------------------------------------------------------------------

 $ 5.12      6.2#       2.62+          2.64+         (0.91)+      60      $.0600      $ 1,943
   6.18     21.6        2.35           2.36          (0.62)       45       .0600        7,656
------------------ -----------------------------------------------------------------------------

 $15.58      7.5#       2.56+          2.59+         (0.19)+      14      $.0455      $ 3,188
  17.05     11.5        2.16           2.18           0.23        21       .0411       10,121
------------------ -----------------------------------------------------------------------------

  10.40      7.2#       1.30+          1.34+          7.70+      133         N/A       33,808
------------------ -----------------------------------------------------------------------------

 $ 6.36      4.5#       2.16+          2.18+          5.28+      176         N/A      $ 4,714
   6.38      5.9        1.87           1.90           5.46       130         N/A        8,115
------------------ -----------------------------------------------------------------------------

 $ 1.00      3.0#       0.76+          0.77+          4.40+      --          N/A      $ 3,160
   1.00      4.7        0.73           0.73           4.50       --          N/A        3,434
------------------ -----------------------------------------------------------------------------

(1) Ratio of net investment income to average net assets would have been .29% in fiscal 1993, in the absence of a voluntary expense reimbursement.
(2) Prior to March 1, 1993, the Pennsylvania Fund's investment advisor was ProvidentMutual Management Co., Inc. ("PMMC") and the distributor was ProvidentMutual Financial Services ("PMFS"). For the years ended December 31, 1988, PMMC waived advisory fees of $97,538, and PMFS waived distribution fees of $72,170. Had such fees not been waived, the ratio of expenses to average net assets for the fiscal year ended December 31, 1988 would have been 1.44%.
(3) The Pennsylvania Fund changed investment advisors from The Meritor Investment Company to PMMC on December 28, 1988, and entered into its current Investment Advisory Agreement with the Advisor on March 1, 1993.
(4) Ratio of net investment income to average net assets would have been 4.41% fiscal 1997, 4.48% in fiscal 1996, 4.78% in fiscal 1995, 6.35% in 1988 and
    6.14% in 1987, in the absence of a voluntary expense reimbursement.
(5) Ratio of net investment income to average net assets would have been 5.00% in fiscal 1995, 4.92% in fiscal 1994, 5.14% in fiscal 1993, 5.71% in fiscal 1992, 6.02% in fiscal 1991 and 4.46% in fiscal 1990, in the absence of a voluntary expense reimbursement.
(6) Ratio of net investment income to average net assets would have been 6.14% fiscal 1997, 5.93% in fiscal 1996 and 5.76% in fiscal 1995, in the absence of a voluntary expense reimbursement.
(7) Ratio of net investment income to average net assets would have been 2.18% in fiscal 1993, in the absence of a voluntary expense reimbursement.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                      13
                                                                     Prospectus

 ...............................................................................

PURCHASE OPTIONS

The Common Stock, Balanced, World and High Yield Funds currently offer three classes of shares. Investors in these Funds may choose Class A shares, which generally are sold subject to an initial sales charge and a distribution fee of up to 0.30% per year, Class B shares, which are sold subject to a contin-gent deferred sales charge ("CDSC") and a distribution fee of 1.00% per year, or Class C shares, which are sold subject to a 1.00% CDSC in the first year after purchase only, and a distribution fee of 1.00% per year. Class C shares in general have operating expense ratios similar to those of the Class B shares, but do not convert to Class A shares. The table below outlines the differences between the three classes of shares.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 5.00%   Maximum of         Maximum of             No
        initial sales   0.20%(3)           0.30%(4)
        charge (4.00%
        for High Yield
        Fund)(2)
------------------------------------------------------------------------------------
   B    CDSC of up to   0.25%              1.00%                  Class B Shares
        4.00% for a                                               convert to
        maximum of 6                                              Class A Shares
        years(5)                                                  automatically
                                                                  after the
                                                                  applicable
                                                                  CDSC
                                                                  period(5)(6)
------------------------------------------------------------------------------------
   C    CDSC of 1.00%   0.25%              1.00%                  No
        for the first
        year only(7)

---------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the current net asset value or cost of the shares being redeemed. See "How to Purchase Shares -- Class A Shares -- Sales Charges", "How to Redeem Shares -- Class B Shares -- CDSC", and "How to Redeem Shares -- Class C Shares -- CDSC".
(2) Reduced for purchases of more than $100,000 and waived for purchases of Class A shares by certain investors. Class A share purchases of $1,000,000 or more are not subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares --
     Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".
(3) The maximum service fee for Class A shares of the High Yield Fund is 0.10%.
(4) The maximum distribution fee for Class A shares of the High Yield Fund is 0.20%.
(5) The applicable CDSC period is reduced to 5 years for aggregate purchases from $250,001 to $500,000 and to 4 years for aggregate purchases of $500,001 to $999,999. Investors with aggregate purchases in excess of $1,000,000 are only offered Class A shares. The CDSC may be waived in certain circumstances. See "How to Redeem Shares -- Class B Shares --
     CDSC" and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC".
(6) The conversion and holding periods for dividend reinvestment shares are the same as those for the initial shares to which they relate.
(7) The CDSC may be waived in certain circumstances. See "How to Redeem
    Shares -- Waiver or Reduction of the CDSC".

14  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Growth, Small Company and, Bond Funds currently offer two classes of shares. Investors in these Funds may choose Class A shares, which are generally sold subject to an initial sales charge, or Class B shares, which are sold sub-ject to a CDSC as described below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 5.00%   Maximum of         Maximum of             No
        initial sales   0.20%(3)           0.30%(4)
        charge (4.00%
        for Bond
        Fund)(2)
------------------------------------------------------------------------------------
   B    CDSC of up to   0.25%              1.00%                  Class B Shares
        4.00% for a                                               convert to
        maximum of 6                                              Class A Shares
        years(5)                                                  automatically
                                                                  after the
                                                                  applicable
                                                                  CDSC
                                                                  period(5)(6)

---------
(1) See footnote (1) to the preceding chart.
(2) See footnote (2) to the preceding chart.
(3) The maximum service fee for Class A shares of the Bond Fund is 0.10%.
(4) The maximum distribution fee for Class A shares of the Bond Fund is 0.20%.
(5) See footnote (5) to the preceding chart.
(6) See footnote (6) to the preceding chart.

The Government Securities, Tax-Free Income, New York and Pennsylvania Funds currently only offer Class A Shares as described below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 4.00%   Maximum of 0.10%   Maximum of 0.20%       None
        initial sales
        charge(2)

---------
(1) See footnote (1) to the first chart in this section.
(2) See footnote (2) to the first chart in this section.

The Short Maturity Government Fund currently only offers Class A Shares as de-scribed below.

                                             TOTAL 12B-1 FEE,
  CLASS SALES CHARGE(1)    SERVICE FEE     INCLUDING SERVICE FEECONVERSION FEATURE
  ----- --------------- ------------------ ---------------------  ------------------
   A    Maximum 1.00%   Maximum of 0.25%   Maximum of 0.35%       None
        initial sales
        charge(2)

---------

(1) See footnote (1) to first chart in this section.
(2) Purchases of such shares of up to $999,999 are subject to a 1.0% initial sales charge, while purchases of $1,000,000 or more are not subject to an initial sales charge. If the initial sales charge is waived because a purchase is of $1,000,000 or more, the shares will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares -- Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       15
                                                                      Prospectus

 ...............................................................................

                 The Money Market Fund offers Class A and Class B Shares. Ini-tial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B Shares of the Money Market Fund may not be pur-chased directly (except in connection with the plans de-scribed on page 34) or acquired in exchange for shares of the Growth, Government Securities, Short Maturity Government, New York and Pennsylvania Funds. Except as provided on page 34, they may be acquired only in exchange for Class B Shares of another Fund. The period of time that shares are held in Class B Shares of the Money Market Fund, however, will not count toward satisfaction of the holding or conversion peri-ods for reduction of any CDSC imposed on such shares or the conversion of Class B Shares to Class A Shares, respectively. See "How to Purchase Shares -- Class B Shares".

                 ..............................................................
                 THE FUNDS

                 Sentinel Group Funds, Inc. (the "Company") is a managed, open-end investment company that consists of twelve separate series funds, each of which continuously offers shares to in-vestors. All of the Funds in Sentinel Group Funds, Inc., ex-cept the New York Fund, are diversified. The New York Fund is a non-diversified series of the Company. The Pennsylvania Fund is a separate open-end, non-diversified, managed invest-ment company.

                 Sentinel Advisors Company (the "Advisor") serves as the in-vestment advisor to all of the Funds and Sentinel Financial Services Company (the "Distributor") serves as the distribu-tor for all of the Funds. See "Management of the Funds" and "The Distributor".

                 ..............................................................
                 INVESTMENT OBJECTIVES AND POLICIES

                 Each of the Funds has distinct investment objectives and pol-icies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the out-standing shares of that Fund. There can be no assurance that these objectives will be achieved.

                 Set forth below is a description of each Fund's investment objectives and policies.

       THE FUND .THE COMMON STOCK FUND seeks a combination of long-term INVESTS FOR growth of capital and income, current return and relatively
      GROWTH OF low risk by investing in the common stocks of a diversified CAPITAL AND group of well-established companies. The Advisor will select INCOME WITH securities based on the issuing companies' quality and its
 RELATIVELY LOW  appraisal of a stock's price in relation to its value. When
           RISK appropriate, the Fund may also invest in preferred stocks or debentures convertible into common stocks.

       THE FUND .THE BALANCED FUND seeks a conservative combination of sta-INVESTS FOR bility, income and long-term growth of capital by investing
     STABILITY, in a diversified portfolio of stocks and bonds. The percent-INCOME AND age invested in each type of security will depend on whether
         GROWTH the Advisor believes stocks or bonds offer a better value at the time of allocation. A greater proportion invested in bonds ordinarily provides greater price stability, and a greater proportion in common stocks usually provides enhanced potential for growth of income and principal. The Fund will invest at least 25% of its total assets in fixed-income secu-rities. When determining this percentage, convertible bonds and/or preferred stocks will be considered common stocks, un-less these securities are held primarily for income. The bond portion of the Balanced Fund will be invested in accordance with the same investment policies as set forth below for the Bond Fund. As of November 30, 1997, the portfolio securities in the bond portion of the Balanced Fund had an average rat-ing of Aa2; the average effective portfolio maturity for the bond portion of the Fund was 9.1 years.

       THE FUND .THE GROWTH FUND seeks to achieve long-term growth of capital INVESTS IN by investing primarily in common stocks of companies which
      STOCKS OF  the Advisor believes have more growth potential than the U.S.
        GROWING economy as a whole. The Growth Fund will focus on securities COMPANIES, of well-established companies. Such companies will have, in
   WITH A FOCUS  the Advisor's judgment, favorable growth potential and expe-
       ON WELL- rienced managements. Normally, the Fund will be fully in-ESTABLISHED vested in common stocks and other securities convertible into
      COMPANIES  common stocks; however, the Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor. Income is not a factor in selecting invest-ments.

16  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Growth Fund emphasizes securities believed to have supe-rior potential for growth rather than wide diversification. Up to 25% of the value of the Growth Fund's assets may be in-vested in securities of companies within a single industry.

 .THE SMALL COMPANY FUND seeks long-term capital appreciation    THE FUND
by investing primarily in a diversified portfolio of common     INVESTS IN
stocks, or securities convertible into common stock, issued     STOCKS OF
by small and medium-sized companies. The Fund may also invest   GROWING
in larger, more established companies. Companies selected for   COMPANIES,
the Fund are believed to have superior growth potential and     WITH A FOCUS
are judged to represent attractive relative values. Income is   ON SMALL AND
not a factor in selecting investments.                          MID-SIZED
                                                                COMPANIES
The median market capitalization of the Fund's portfolio com-panies generally will not exceed $1 billion and at least 65% of the Fund's assets will be invested in companies with mar-ket capitalizations not exceeding $2 billion. Up to 25% of the Fund's assets may be invested in securities within a sin-gle industry. The Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Ad-visor.

The Fund's policy is to avoid short-term trading. However, the Advisor may sell a security without regard to holding pe-riod if the Advisor believes it is in the Fund's best inter-est to do so.

The Fund's turnover rate is not expected to exceed 100% annu-ally. The Fund is intended for long-term investors willing to accept a higher-than-average level of volatility in order to seek above-average gains.

 .THE WORLD FUND seeks long-term growth of capital by invest-    THE FUND
ing primarily in a diversified portfolio of marketable equity   INVESTS
securities of established non-U.S. companies. Normally, at      PRIMARILY IN
least 75% of the Fund's total assets will be invested in se-    STOCKS OF NON-
curities of non-U.S. issuers selected by INVESCO Capital Man-   U.S. COMPANIES
agement, Inc. (the "World Fund Sub-advisor") primarily for long-term capital growth. The remaining 25% may be invested in companies organized in the United States that have their principal activities and interests (i.e., 50% of assets and/or 50% of revenues) outside the United States. The Fund may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or
BBB or higher by Standard & Poor's Ratings Services ("Stan-dard & Poor's").

The Fund generally will not invest more than 25% of its total assets in any one country; however, the Fund may invest up to 40% of its assets in any one country if in the judgment of the World Fund Sub-advisor, economic and business conditions make it appropriate to do so.

It is anticipated that the majority of the Fund's portfolio transactions will be executed on established stock exchanges or in the over-the-counter markets in the countries in which portfolio investments are being made. The Fund also expects to purchase American Depositary Receipts ("ADRs"), and Euro-pean Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs represent for-eign securities traded on U.S. exchanges or in the over-the-counter markets. To expedite settlement of portfolio transac-tions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. You can obtain more information about these strategies by reading the section entitled, "Investment Objectives and Policies -- Considerations Applicable to the World Fund -- Foreign Currency Transactions" in the Statement of Additional Information. Normally, however, the Fund does not hedge its foreign currency exposure.

Under abnormal economic or market conditions abroad, the Fund may assume a temporary defensive posture by investing all, or a major portion, of its assets in U.S. government obligations or investment-grade fixed income securities of companies or-ganized in the United States.

Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, includ-ing, but not necessarily limited to, those described on page 24 below.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       17
                                                                      Prospectus

 ...............................................................................

 THE FUND SEEKS  .THE HIGH YIELD FUND seeks high current income and total re-
   HIGH CURRENT  turn by investing primarily in lower rated corporate debt se-
     INCOME AND curities. The High Yield Fund will normally invest at least TOTAL RETURN 80% of its total assets in lower rated debt securities. These BY INVESTING are debt securities which, because of the greater possibility PRIMARILY IN that the issuers will default, are not investment grade
    LOWER RATED (i.e., are rated below BBB by Standard & Poor's or below Baa CORPORATE DEBT by Moody's, or are unrated but considered by the High Yield
    SECURITIES.  Fund Sub-advisor to be of comparable credit quality). The
                 High Yield Fund may invest in debt securities of any maturi-ty. No more than 25% of the High Yield Fund's assets will be invested in a single industry and no more than 5% of assets in a single issuer. Lower rated debt securities are described in more detail, and the risks inherent in investing in such securities are discussed, under "Information Relevant to the Fixed-Income Funds" on pages 24-25 below. For more informa-tion about ratings of debt securities, see "Appendix A -- De-scription of Bond Ratings" to this Prospectus.

                 The High Yield Fund may also invest up to 20% of total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the High Yield Fund, but also, under certain circumstances, to seek capital apprecia-tion. The Fund may also invest in debt securities convertible into common stock. If this percentage restriction is met at the time of investment, a later increase or decrease in per-centage resulting from a change in values of portfolio secu-rities or total amount of assets is not considered a viola-tion of the above 20% restriction. If the Fund receives common stock in respect of its debt securities in a corporate reorganization, the Fund will treat such common stock as a new investment as of the time of its receipt for purposes of this test, and if such investment would not be permitted un-der this restriction, then common stock in an amount at least equal to the amount of such new investment that would not be permitted under this restriction will be promptly sold.

                 The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Keystone Investment Management Company ("the High Yield Fund Sub-advisor"), will not own more than 20% of the outstanding debt securities of any issu-er.

                 The High Yield Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, or assignments of or nova-tions of corporate loans. Certain corporate loans may not be readily marketable and may be subject to restrictions on re-sale; to the extent corporate loans are not readily market-able or subject to such restrictions, those loans would be subject to the High Yield Fund's limitation on illiquid secu-rities.

                 The corporate loans in which the High Yield Fund may invest typically are originated, negotiated and structured by a syn-dicate of co-lenders, one or more of whom administers the loan on behalf of the syndicate. The value of a corporate loan will depend primarily on the creditworthiness of the borrower. The High Yield Fund will invest in a corporate loan only if, in the High Yield Fund Sub-advisor's judgment, the borrower can meet the debt service on such a loan; however, the High Yield Fund Sub-advisor has no set minimum credit rating criteria regarding the borrowers with respect to in-vestments in corporate loans by the High Yield Fund. Although the High Yield Fund Sub-advisor will continue to monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.

                 The High Yield Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily mar-ketable and include some securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933, as amended (the "Securities Act"), is required, such registration may not be readily accomplished, and if such se-curities may be sold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may negatively affect the net asset value of the High Yield Fund.

                 The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, provided that all such securi-ties are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including, but not necessarily limited to, those described on page 24 below.

                 Temporarily available cash may be invested in short term se-curities such as certificates of deposit, bankers' accept-ances, commercial paper, Treasury bills, repurchase agree-ments and U.S. Government Securities, as defined on page 20 below. Some or all of the High Yield Fund's assets also may be temporarily invested in such investments, or in longer term more highly rated debt securities during periods of unu-sual market conditions.

18  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if and when derivative securities are devel-oped which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes on-ly, buy or sell derivative securities contracts which in the opinion of the High Yield Fund Sub-advisor will hedge speci-fied risks relating to the High Yield Fund's portfolio of lower quality bonds. The total market value of such contracts at the time of the transaction initiating the position will not exceed 5% of the High Yield Fund's net assets.

 .THE BOND FUND seeks as high a level of continuing income as    THE FUND
is consistent with capital preservation. The Fund will invest   INVESTS FOR
its assets exclusively in fixed-income securities. At least     CONTINUING
80% of the Fund's assets, exclusive of cash items such as       INCOME
commercial paper, certificates of deposit and banker's ac-      CONSISTENT
ceptances, will be invested in one or more of the following     WITH CAPITAL
types of securities:                                            PRESERVATION


  1. Debt securities which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

  2. Debt securities issued or guaranteed by the U.S. govern-ment, its agencies or instrumentalities ("U.S. Govern-ment Securities");

  3. Debt securities (payable in U.S. dollars) issued or guaranteed by the government of Canada or of a province of Canada, or any instrumentality or subdivision there-of; and

  4. Debt obligations of, or guaranteed by, domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, if the Advisor believes they have investment qualities comparable to securities which may be purchased under (1) above.

The remainder of the Fund's assets may be invested in other fixed-income investments not described above, such as straight or convertible debt securities and straight or con-vertible preferred stocks.

The Fund will invest no more than 20% of its total assets in either (i) securities rated lower than BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities whose credit quality, in the Advisor's opinion, is below the credit quality of securities rated BBB by Standard & Poor's or Baa by Moody's. See "Appendix A -- Description of Bond Ratings" in this Prospectus for more information concerning ratings of debt securities. See the description of these lower rated se-curities and discussion of the risks inherent in such securi-ties under "Information Relevant to the Fixed-Income Funds" on pages 24-25 below.

As of November 30, 1997, the portfolio securities in the Bond Fund had an average credit quality of AA3; the average effec-tive portfolio maturity for the Fund was 9.8 years. The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In ap-plying this limitation, utility companies will be divided ac-cording to their services, and financial services companies will be classified according to the end users of their serv-ices. For example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate in-dustry, as will auto finance, bank finance, and diversified finance.

 .THE GOVERNMENT SECURITIES FUND seeks as high a level of cur-   THE FUND
rent income as is consistent with safety of principal by in-    INVESTS
vesting primarily in U.S. Government Securities. To a limited   PRIMARILY IN
extent, the Fund may also invest in repurchase agreements       U.S.
with respect to these securities. In addition, the Fund may     GOVERNMENT
invest up to 20% of its net assets in high quality money mar-   SECURITIES
ket instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. Money market instruments may be used as a means of making short-term investments.

The Fund may also use repurchase agreements as a means of making short-term investments, and will invest only in repur-chase agreements with durations of seven days or less, only where the collateral securities are U.S. Government Securi-ties, and in aggregate amounts of not more than 25% of the Fund's net assets. Further information concerning repurchase agreements is set forth on page 23 below.

    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                       19
                                                                      Prospectus

 ...............................................................................

                 U.S. Government Securities include the following:

          U. S.    1. U.S. TREASURY BILLS, NOTES AND BONDS. These are obliga-
     GOVERNMENT       tions issued directly by the U.S. Treasury and have ma-
     SECURITIES       turities of less than one year for Bills, one to ten
 INCLUDE A WIDE       years for Notes, and ten to thirty years for Bonds.
       ARRAY OF
    INVESTMENTS    2. OBLIGATIONS GUARANTEED BY THE U. S. GOVERNMENT. These
                      include securities issued or guaranteed by certain agen-cies and instrumentalities of the U.S. government as to which the U.S. government guarantees repayment of prin-cipal and payment of interest. These securities include fully modified pass-through mortgage-backed certificates whose principal and interest are guaranteed by the Gov-ernment National Mortgage Association ("GNMA Certifi-cates").

                   3. OBLIGATIONS OF U.S. GOVERNMENT AGENCIES AND
                      INSTRUMENTALITIES. These include obligations issued or guaranteed by U.S. government agencies and instrumentalities, supported by any of the following:
                      (i) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury;
                      (ii) discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or (iii) the full faith and credit of the agency or instrumentality.

                 The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities described above. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. As of November 30, 1997, the Fund's average effective portfolio maturity was
                 9.8 years.

   THE FUND MAY  At times, the Fund may make investments in GNMA Certificates
         INVEST and other mortgaged-backed U.S. Government Securities ("Mort-SUBSTANTIALLY gage-Backed Securities"). Each GNMA Certificate is backed by
   IN MORTGAGE-  a pool of mortgage loans insured by the Federal Housing Ad-
         BACKED ministration and/or the Veterans Administration. GNMA Certif-SECURITIES icates provide for the payment of fixed monthly installments of principal and interest to the registered holder of the se-curity. As noted above, timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government.

                 In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securi-ties and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to the repayment of principal and payment of interest by FNMA. FHLMC, a corporate instrumentality of the United States, is-sues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities represent-ing an interest in a pool of FHLMC participation certifi-cates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

                 While the maximum life of a Mortgage-Backed Security is typi-cally 30 years, its average life varies with the maturities of the underlying mortgage instruments. Average life is likely to be substantially less than the original maturity of the mortgage pools underlying the Mortgage-Backed Security, due to prepayments, refinancing or foreclosure of these mort-gage loans. Prepayments are passed through to the registered holder along with regularly scheduled repayments of principal and payments of interest.

                 In general, if prevailing interest rates are significantly below the rates on mortgages underlying the Mortgage-Backed Securities, the Mortgage-Backed Securities are likely to have higher prepayment rates than if prevailing rates are at or above the interest rates on the underlying mortgages. Prepay-ment possibilities reduce the potential of Mortgage-Backed Securities to appreciate in market value during periods of falling interest rates, while the risk of decline in market value during periods of rising interest rates may be compara-ble to other debt securities of similar maturities.

                 The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements (but see page 26 for a

20  FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

description of "dollar roll" transactions in which the Fund may engage). With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securi-ties.

 .THE SHORT MATURITY GOVERNMENT FUND seeks as high a level of    THE FUND
current income as is consistent with safety of principal by     INVESTS
investing primarily in U.S. Government Securities. This Fund    PRIMARILY IN
will invest at least 65% of its assets in U.S. Government Se-   U.S.
curities with average maturities of from 2 to 5 years. The      GOVERNMENT
remainder of the Fund's assets may be invested in U.S. Gov-     SECURITIES
ernment Securities with other maturities, and the Fund may      WITH LIMITED
also invest to a limited extent in repurchase agreements with   MATURITIES
respect to these securities. In addition, like the Government
Securities Fund, the Short Maturity Government Fund may in-vest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S.
government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Gov-ernment Securities Fund above.

U.S. Government Securities include the types of securities described above under "The Government Securities Fund".

The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. At times, the Fund may make invest-ments in Mortgage-Backed Securities, as described above under "The Government Securities Fund". As of November 30, 1997, the Fund's average effective portfolio maturity was
2.9 years.

The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements (but see page 26 for a description of "dollar roll" transactions in which the Fund may engage). With re-spect to repurchase agreements, the Fund might incur time de-lays or losses in the event of the failure of the other party to the agreement to repurchase the securities.

The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

 .THE MONEY MARKET FUND seeks as high a level of current in-     THE FUND
come as is consistent with safety of principal and the main-    INVESTS SOLELY
tenance of liquidity by investing solely in short-term obli-    IN SHORT-TERM
gations of the U.S. Treasury. Such obligations include U. S.    U.S. TREASURY
Treasury Bills, U. S. Treasury Notes and U. S. Treasury Bonds   SECURITIES
with remaining maturities of 397 days or less. Securities that comprise the Fund may earn less income than longer term securities or lower quality securities that have less liquid-ity, greater market risk and greater market value fluctua-tions.

The Fund will seek to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its se-curities. In accordance with rules adopted by the Commission, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and to purchase only instruments having remaining maturities of 397 days or less. For more information about the amortized cost method, see "Determination of Net Asset Value" herein and in the State-ment of Additional Information.

In many states, the Fund's income dividends may be exempt       INCOME MAY BE
from state and local income taxes, but subject to federal in-   EXEMPT FROM
come taxes. For more information on state and local tax ex-     STATE AND
emption, see "Taxes" herein.                                    LOCAL TAXES

 .THE TAX-FREE INCOME FUND seeks as high a level of current      THE FUND
income, exempt from federal income taxes, as is consistent      INVESTS FOR
with capital preservation, by investing primarily in a diver-   CURRENT INCOME
sified portfolio of municipal bonds. These investments may      EXEMPT FROM
include obligations of states, territories and possessions of   FEDERAL INCOME
the United States and their political subdivisions, agencies,   TAXES
authorities and instrumentalities. The payments from these investments, in the opinion of the issuer's bond counsel, are exempt in their entirety from federal income tax.

At least 80% of the total assets of the Tax-Free Income Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's, except to the extent the Fund is in-vested in defensive investments, as described below. See

    FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                      SERVICES AT 1-800-282-FUND (3863)                      21
                                                                     Prospectus

 ...............................................................................

                 "Appendix A -- Description of Bond Ratings" in this Prospec-tus for more information regarding ratings of debt securi-ties.

                 The Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in securi-ties rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1997, the portfolio securities of the Tax-Free Income Fund had an average rating of A1; the average effec-tive portfolio maturity of the Fund was 10.9 years.

                 .THE NEW YORK FUND seeks as high a level of current interest THE FUND SEEKS income exempt from federal income taxes and New York State
   HIGH CURRENT and New York City personal income taxes as is consistent with INCOME EXEMPT liquidity and capital preservation, by investing substan-
   FROM FEDERAL tially all of its assets in obligations issued by or on be-AND NEW YORK half of the State of New York and its political subdivisions,
 STATE AND CITY  agencies, authorities, and instrumentalities ("New York Obli-
   INCOME TAXES  gations"), the interest on which, in the opinion of the is-
                 suer's bond counsel, is exempt from federal income tax and New York State and City personal income tax. The New York Fund normally will invest substantially all of its net assets in New York Obligations with maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York Obligations. At least 80% of the total assets of the New York Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories, of either Moody's or Standard & Poor's, except to the extent the New York Fund is invested in defensive investments, as described below. See "Appendix A -- Description of Bond Ratings" in this Prospec-tus for more information regarding ratings of debt securi-ties. The New York Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in securities rated below investment-grade or unrated securi-ties that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating cate-gory. As of November 30, 1997, the portfolio securities of the New York Fund had an average rating of A2; the average effective maturity of the Fund was 10.6 years.

                 Due to the New York Fund's concentration in New York Obliga-tions, the Fund is more susceptible to factors adversely af-fecting issuers of New York Obligations than a municipal bond fund which invests nationally. Because the Fund invests at least 80% of its assets in New York Obligations, its net as-set value is particularly sensitive to changes in the eco-nomic condition and governmental policies of the State of New York. For example, the economic condition of a significant industry within New York may have a corresponding effect on specific issuers within New York or on anticipated revenue to the State. New York City's financial health is particularly related to the financial services sector. Other factors that may negatively affect economic conditions in New York include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

                 The Advisor does not believe that the current economic condi-tions in New York State or New York City, or other factors described above, will have a significant adverse effect on the Fund's ability to invest in investment grade New York Ob-ligations. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is ex-pected to be less subject to market and credit risks than a Fund which invests primarily in lower quality New York Obli-gations. For additional information pertinent to investment in New York Obligations, see "Appendix A -- Economic Condi-tions in New York" to the Statement of Additional Informa-tion.

 THE FUND SEEKS  .THE PENNSYLVANIA FUND seeks as high a level of current in-
   HIGH CURRENT terest income exempt from federal income taxes and Pennsylva-INCOME EXEMPT nia personal income taxes as is consistent with liquidity and
   FROM FEDERAL  capital preservation, by investing substantially all of its
            AND assets in obligations issued by or on behalf of the Common-PENNSYLVANIA wealth of Pennsylvania (the "Commonwealth" or "Pennsylvania") INCOME TAXES and its political subdivisions, agencies, authorities and in-
                 strumentalities ("Pennsylvania Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and Pennsylvania personal income tax. A general discussion of municipal bonds is contained in the description of the New York Fund, above.

22 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania Obligations with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania Obligations. All of the Pennsylvania Obligations in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, possess equivalent investment characteristics, as determined by the Advisor. See "Appendix A -- Description of Bond Ratings" in this Prospectus for more information regarding ratings of debt securities. As of November 30, 1997, the portfolio secu-rities of the Pennsylvania Fund had an average rating of Aa1; the average effective portfolio maturity for the Fund was
10.8 years.

At least 75% of the Pennsylvania Fund's assets will be in-vested in (a) municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; (b) municipal notes rated "SP-1" or higher by Standard & Poor's or "MIG-2" or higher by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; and (c) tax-exempt commercial paper rated "A-1" or higher by Standard & Poor's or "Prime-1" by Moody's or, if not rated, that, in the opin-ion of the Advisor, possess equivalent investment character-istics. The Pennsylvania Fund cannot invest in municipal ob-ligations or notes rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or unrated securities that possess investment characteristics equivalent to these securities, in the opinion of the Advisor.

Due to the Pennsylvania Fund's concentration in Pennsylvania Obligations, the Fund is more susceptible to factors ad-versely affecting issuers of Pennsylvania Obligations than a municipal bond fund which invests nationally. Because the Fund invests at least 80% of its assets in Pennsylvania Obli-gations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of Pennsylvania. For example, the economic condition of a significant industry within Pennsylvania may have a corre-sponding effect on specific issuers within Pennsylvania or on anticipated revenue to Pennsylvania. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.

The Advisor does not believe that the current economic condi-tions in Pennsylvania or other factors described above will have a significant adverse effect on the Fund's ability to invest in investment grade Pennsylvania Obligations. Because the Fund's portfolio will be comprised primarily of invest-ment grade securities, the Fund is expected to be less sub-ject to market and credit risks than a Fund which invests primarily in lower quality Pennsylvania Obligations. For ad-ditional information pertinent to investment in Pennsylvania Obligations, see "Appendix B -- Economic Conditions in Penn-sylvania" to the Statement of Additional Information.
 ..............................................................
FURTHER INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF
THE FUNDS AND ASSOCIATED RISKS

INFORMATION RELEVANT TO ALL FUNDS

Depending upon the Advisor's appraisal of the availability of   PERIODICALLY
attractive securities and upon its judgment with respect to     THE FUNDS MAY
market conditions, a Fund may be less than fully invested.      BE LESS THAN
                                                                FULLY INVESTED

There can be no assurance that a Fund's objective will be at-tained.

None of the Funds, except the High Yield Fund as described above, may invest in illiquid securities, and none of the Funds may engage in short sales of securities.

All of the Funds, except the Money Market Fund, may also in-vest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases fixed-income securities and simultaneously agrees to resell these holdings to the counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities would be less than the repurchase price stated in the agreement. Bankruptcy or insolvency of such a defaulting counterparty may cause a Fund to delay or limit its rights concerning these securities. For more information about repurchase agreements, please refer to the Statement of Additional Information.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   23
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 INVESTING IN FOREIGN SECURITIES

                 The Common Stock, Balanced, Growth, Small Company, High Yield and Bond Funds may invest in securities of foreign issuers, although only where such securities are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars. The World Fund invests in securities traded in foreign markets and denominated in foreign currencies.

                 Investing in foreign securities involves certain special risk considerations which normally are not associated with invest-ing in U.S. securities, including, but not necessarily lim-ited to, those listed below. The Funds may be affected favor-ably or unfavorably by changes in currency rates or exchange control regulations. Markets in securities of foreign issuers may be less liquid and more volatile than those in the United States, for example because of substantially lower trading volume. Such lower volume could result in the Funds obtaining lower sales prices in the event of forced liquidation of se-curities to meet unanticipated cash requirements. Fixed com-missions on foreign stock exchanges are generally higher than negotiated commissions on U.S. stock exchanges, and there is less supervision and regulation of such exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. When investing in foreign countries, there is the possibility of expropriation of as-sets, confiscatory taxation, difficulty with the execution of judgments against foreign issuers, imposition of the with-holding of taxes prior to payment of dividends or other dis-tributions, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

                 INFORMATION RELEVANT TO THE EQUITY FUNDS

                 Investments in equity securities of small and medium-sized companies typically involve more risk than investments in eq-uity securities of larger companies, because they generally have limited financial resources and narrower product lines and may have less seasoned managers. In addition, their secu-rities may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

                 INFORMATION RELEVANT TO THE FIXED-INCOME FUNDS

                 The market prices of debt securities, including those issued by the U.S. government, are inversely affected by interest rate changes. As a result, the net asset value of the shares of Funds holding debt securities will fluctuate with condi-tions in the debt securities market. Debt securities with longer maturities and longer effective durations (a measure of an instrument's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than debt securities with shorter maturities or shorter effective durations.

                 The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in debt securities in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may in-vest up to 25% of its assets in such debt securities. While considered "investment-grade", these securities may have more speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If a debt security in any of the Funds is down-graded below investment-grade, the Advisor will determine whether selling the security is in the shareholders' best in-terest. To arrive at this decision, the Advisor will consider several factors, including price, credit risk, market condi-tions and the prospective trend in interest rates.

                 The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may in-vest up to 20% of total assets in lower rated debt securities (commonly referred to as junk bonds). The Tax-Free Income and New York Funds may invest up to 5% of total assets in such lower rated debt securities. Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if the Advisor or the High Yield Fund Sub-advisor believes the quality of such securities is higher than indicated by the rating.

                 These lower rated debt securities may pay interest at fixed, floating or adjustable rates. To the extent the Funds invest in adjustable or floating rate securities, the value of such securities is less likely to be adversely affected by inter-est rate changes than fixed rate securities. However, reduc-tions in interest rates

24 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

also may translate into lower ordinary income distributions paid by the Funds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in debt securities (i) that do not pay interest but, instead, are is-sued at a significant discount to their maturity values (re-ferred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay in-terest at predetermined rates that increase over time (re-ferred to as step coupon bonds). Although zero coupon securi-ties, pay-in-kind securities and step coupon bonds may not pay interest, the High Yield, Bond and Balanced Funds never-theless must under existing tax law accrue and distribute the income deemed to be earned on a current basis, and therefore may have to sell other investments to raise the cash needed to make income distributions.

Lower rated bonds are generally considered significantly more   RISK FACTORS
speculative and likely to default than higher quality bonds.    RELATING TO
Relative to other debt securities, junk bond values tend to     LOWER RATED
be more volatile because: (i) an economic downturn may affect   FIXED-INCOME
the ability of issuers to pay interest and repay principal;     SECURITIES
and (ii) the secondary market for such securities may at times be less liquid or their prices may respond more ad-versely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. If the market for lower rated bonds becomes illiquid, the Funds may experience problems in valuing these securities. The likelihood that these securities will help the Funds achieve their investment objectives is more dependent on the Advi-sor's or the High Yield Fund Sub-advisor's own credit analy-sis than on ratings. Lower rated bonds are also more sensi-tive than other debt securities to adverse issuer-specific developments. The risk of loss due to default by the issuer of a junk bond is significantly greater for the holders of junk bonds than for holders of higher rated securities be-cause such securities may be unsecured and may be subordi-nated to other creditors of the issuer. In the event of a de-fault, the Funds may incur additional expenses to the extent it is required to seek recovery or participate in the re-structuring of the obligation. Junk bonds also may have call or redemption features that permit the issuer to repurchase the securities from the Funds. If a call is exercised by the issuer during a period of declining interest rates, the af-fected Fund would likely be required to replace such called securities with lower yielding securities, thus decreasing net investment income to the Fund.

The High Yield, Bond and bond portion of the Balanced Funds may purchase certain restricted securities ("Rule 144A Secu-rities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Secu-rities Act. Rule 144A Securities that are determined to be liquid securities, either by the Advisor or the High Yield Fund Sub-advisor pursuant to guidelines approved by the Company's Board of Directors or by the Board, will not be subject to the High Yield Fund's limitation on illiquid secu-rities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. Such liquid Rule 144A Securities may become illiquid if qualified insti-tutional buyers are unavailable. See "Investment Objectives and Policies -- Considerations Applicable to the Fixed Income Funds" in the Statement of Additional Information for addi-tional information regarding liquidity determinations with respect to Rule 144A Securities and corporate loans.

In the fiscal year ended November 30, 1997, the Government Fund had portfolio turnover of 249%, the High Yield Fund had portfolio turnover of 133% (not annualized), the Bond Fund had portfolio turnover of 130%, the Tax-Free Income Fund had portfolio turnover of 47%, the Balanced Fund had portfolio turnover of 63% (in the case of the Balanced Fund, this port-folio turnover results from portfolio turnover of 22% for the equity portion, and 135% for the bond portion), and the Short Maturity Government Fund had portfolio turnover of 61%. These Funds are actively managed, and their portfolios are con-stantly monitored and adjusted in an attempt to increase in-come, protect the income stream or improve the quality of the portfolios. This investment policy results in portfolio turn-over that is considered high, but this need not adversely af-fect performance, because the Funds generally do not pay com-missions; they deal directly with dealers acting as principals when buying or selling. Although the price of the securities may include a profit to the dealer, the Funds will only execute these transactions when the Advisor or High Yield Fund Sub-advisor believes it will help the Funds to achieve their investment objectives. High portfolio turnover (i.e., greater than 100% per year) may result in earlier rec-ognition of capital gains or capital losses for tax purposes than would otherwise be the case.

The assets of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may include securities that have been purchased on a when-is-sued or delayed-delivery basis. Delivery of and payment for these

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   25
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 securities could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for comparable se-curities. However, when the Fund makes a commitment to pur-chase the securities, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the securities, but may sell those holdings before settlement date if, in the Advisor's opinion, such action would benefit shareholders. When a Fund purchases securities on a when- issued or delayed-delivery basis, it will provide its custodian with enough assets to pay the purchase price of these securities upon delivery. Payment would be in the form of cash, cash equivalents, or short-term, high grade, fixed-income securities. This policy ensures that the use of when-issued or delayed-delivery pur-chases does not have the effect of leveraging the portfolio.

                 The Bond, Government Securities, Short Maturity Government and Balanced Funds may also enter into "dollar rolls". A dol-lar roll occurs when a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month and si-multaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes princi-pal and interest paid on the mortgage-backed or U.S. Treasury securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a segregated account with liquid, short-term, high grade debt securities. Dollar rolls in which the Funds may invest will be limited to covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio in-come without increasing the risk levels of the Funds.

                 INFORMATION RELEVANT TO THE TAX-EXEMPT FUNDS

                 Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax ("AMT"). Municipal bonds whose interest is a preference item for AMT purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total as-sets. From their inceptions through May 4, 1998, the Tax-Free Income and New York Funds did not hold private activity bonds. However, past investment strategies are not necessar-ily indicative of the Funds' future investment program. The Pennsylvania Fund does not presently intend to purchase bonds subject to the AMT. For more information on private activity bonds, refer to the section entitled "Taxes" below.

                 In general, any gain or loss from the sale of a tax-exempt security will be treated for federal income tax purposes as either a short-term or long-term capital gain or loss for the Fund, depending on the holding period. Capital gains distri-butions are fully taxable. Recent legislation creates new categories of capital gains taxable at different rates which a Fund may pass through to shareholders. See "Taxes" below.

  STRATEGIES TO  Should the Advisor anticipate a rise in interest rates, and a
        PROTECT corresponding decline in value of long-term municipal bonds, SHAREHOLDER the Tax-Free Income, New York and Pennsylvania Funds may in-
     CAPITAL IN  vest temporarily in short-term debt obligations, including
       TIMES OF  taxable investments, to help protect shareholder capital.
         MARKET Such investments may include notes issued by or on behalf of WEAKNESS municipal issuers, U.S. Government Securities, instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments.

                 Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania obligations to 20% of its assets. With respect to non-governmental is-suers, the Pennsylvania Fund will limit these investments to obligations of issuers whose quality rating at the time of purchase is within the two highest categories of either Stan-dard & Poor's or Moody's.

                 The interest on municipal obligations issued by states other than New York or Pennsylvania, for the New York and Pennsyl-vania Funds, respectively, is exempt only from federal income tax. Interest on certain qualifying U.S. Government Securi-ties, but not all such securities, is exempt only from state personal income tax. Interest on instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments are generally fully subject to both federal and any applicable state income taxes.

                 The New York and Pennsylvania Funds are subject to the risks relating to concentration in New York Obligations or Pennsyl-vania Obligations, as described on pages 22 and 23 above.

26 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

The New York, Pennsylvania and Tax-Free Income Funds may pur-chase and sell certain exchange-traded financial futures con-tracts and related options for the following reasons:

 . to hedge against adverse changes in interest rates;

 . to protect against depreciation of municipal bond investments; or

 . to hedge against increases in the cost of prospective municipal bond investments.

None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the amount of initial margin on existing futures positions and premiums paid for outstanding options exceeds 5% of the Fund's total assets.

RISKS ASSOCIATED WITH THESE OPTIONS AND FUTURES TRANSACTIONS.

Options and futures transactions involve certain risks; how-ever, the Advisor believes that since the New York, Pennsyl-vania and Tax-Free Income Funds will engage in these transac-tions for hedging purposes only, these portfolio strategies will not subject these Funds to the risks frequently associ-ated with the speculative use of options and futures transac-tions. However, there are certain risks related to futures transactions used for hedging purposes that you should under-stand. These include: (i) incorrect forecasts of interest rates by the Advisor, which may result in the hedge being in-effective; (ii) possible lack of a liquid secondary market for a financial futures contract, which may result if the particular market exceeds its daily price fluctuation limit, or for other reasons, in which case the New York, Pennsylva-nia or Tax-Free Income Fund may be adversely affected by its inability to close out its futures position; and (iii) imper-fect correlation between the change in the market value of a Fund's municipal bonds and the prices paid for futures con-tracts, which may result in the hedge being ineffective. From their inceptions through May 4, 1998, none of the New York, Pennsylvania or Tax-Free Income Funds has engaged in any of the hedging transactions described above. For further infor-mation on financial futures contracts and options, please re-fer to "Investment Objectives and Policies" in the Statement of Additional Information.

 ..............................................................
MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS -- BOARD OF TRUSTEES

The Board of Directors of the Company and the Board of Trust-ees of the Pennsylvania Fund (together, the "Boards") consist of thirteen individuals, three of whom are "interested per-sons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Boards are respon-sible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

INVESTMENT ADVISOR

The Advisor is a Vermont general partnership whose general      THE ADVISOR'S
partners are affiliates of three of the nation's major insur-   INDIRECT
ance companies, with aggregate assets of over $24 billion.      OWNERS ARE
The partners are:                                               MAJOR
                                                                INSURANCE
 . Sentinel Advisors, Inc., an indirect wholly-owned             COMPANIES WITH
  subsidiary of National Life Insurance Company ("National      COMBINED
  Life"),                                                       ASSETS OF OVER
                                                                $24 BILLION
 . ProvidentMutual Management Co., Inc., an affiliate of
  Provident Mutual Life Insurance Company ("Provident
  Mutual"),

 . HTK of Delaware, Inc., an affiliate of The Penn Mutual Life
  Insurance Company ("Penn Mutual"), and

 . Sentinel Management Company, a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual.

The principal business address of the Advisor is National Life Drive, Montpelier, Vermont 05604. Subject to the direc-tion and control of the Boards, the Advisor makes the invest-ment decisions for the Funds and provides certain administra-tive and related services. For these services to the Funds, the Advisor receives a fee, based on the aggregate average daily value of net assets of the Funds at the following an-nual rates:

  (1) With respect to the Small Company, Growth, World and
      Balanced Funds:

     0.70% per annum on the first $200 million of average daily net assets of such Funds in the aggregate;

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   27
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                        0.65% per annum on the next $100 million of such
                         assets;
                        0.60% per annum on the next $100 million of such
                         assets; and
                        0.55% per annum on such assets in excess of $400
                         million.

                    (2) With respect to the Common Stock Fund:
                        0.55% per annum on the average daily net assets of the
                         Fund.

                    (3) With respect to the Bond, New York, Tax-Free Income,
                        Government Securities and Short Maturity Government
                        Funds:
                        0.55% per annum on the first $200 million of average
                         daily net assets of such funds in the aggregate;
                        0.50% per annum on the next $200 million of such
                         assets; and
                        0.45% per annum on such assets in excess of $400
                         million.

                    (4) With respect to the High Yield Fund:
                        0.75% per annum on the first $100 million of average
                         daily net assets of the Fund:
                        0.70% per annum on the next $100 million of such
                         assets;
                        0.65% per annum on the next $100 million of such
                         assets; and
                        0.60% per annum on such assets in excess of $300
                         million.

                    (5) With respect to the Pennsylvania Fund:
                        0.55% per annum on the first $50 million of average
                         daily net assets of such funds in the aggregate;
                        0.50% per annum on the next $50 million of such
                         assets; and
                        0.45% per annum on such assets in excess of $100
                         million.

                    (6) With respect to the Money Market Fund:
                        0.40% per annum on the first $300 million of average
                         daily net assets of the Fund; and
                        0.35% per annum on such assets in excess of $300
                         million.

                 Effective March 30, 1998, the Advisor has voluntarily agreed for at least until November 30, 1998 to reimburse the follow-ing Funds for advisory fees or other expenses necessary to limit these Funds' overall expense ratios, after expense off-set, (i.e., net of certain credits against Fund expenses) to the amounts shown below:

            Bond Fund Class A shares...................................... 0.68%
            Government Securities Fund Class A shares..................... 0.87%
            Short Maturity Government Fund Class A shares................. 0.75%
            Tax-Free Income Fund Class A shares........................... 0.72%
            Pennsylvania Fund Class A shares.............................. 0.70%
            New York Fund Class A shares.................................. 0.00%

                 It is expected that the above reimbursement policy will re-sult in overall expense ratios, before expense offset, of ap-proximately the amounts shown in the table beginning on page 4 of this Prospectus. In the case of the Bond Fund, the reim-bursement of advisory fees will also benefit the Class B shares of the Bond Fund, which will experience the same re-duced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1998.

                 No reimbursement arrangements were in effect during fiscal 1997 for the Bond, Government Securities and Tax-Free Income Funds. For the Short Maturity Government Fund Class A shares, which were reimbursed by Sentinel Administrative Service Com-pany ("Sentinel Service") down to an expense ratio after ex-pense offset of 1.00% in fiscal 1997, a reimbursement of $68,091 was paid in fiscal 1997. For the Pennsylvania Fund Class A shares, which were reimbursed by Sentinel Service down to an expense ratio after expense offset of 0.75% from December 1, 1996 through March 30, 1997, and 0.90% from March 31, 1997 to November 30, 1997, a reimbursement of $152,810 was paid in fiscal 1997. For the New

28 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

York Fund, the policy of reimbursing all expenses, after ex-pense offset, was initiated by Sentinel Service on March 31, 1997, and a reimbursement of $47,242 was paid in fiscal 1997.

In addition to the above reimbursement program, the Advisor has a policy of reimbursing advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all the Funds, except for the World Fund, to 1.30%. In the event that a reimbursement were re-quired under this policy, the aggregate expense ratios of the Class B and Class C shares of the Funds, except for the World Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1997, and no reimbursement was required under this policy.

PORTFOLIO MANAGERS

The Advisor employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manag-er, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of the Advisor, is also Chairman and Chief Executive Officer of National Life Investment Manage-ment Company, Inc., and Senior Vice President and Chief In-vestment Officer of National Life. Mr. Buck has been employed by the Advisor or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of the Advisor; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of the Advisor; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of the Advisor.

Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with the Advisor or its affiliates since 1986. Mr. Lee joined the Ad-visor in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined the Advisor in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.

The Common Stock Fund is managed by Mr. Pender and Daniel J. Manion, Vice President of the Advisor. Mr. Pender and Mr. Manion have been members of the Common Stock Fund management team since 1994. Mr. Manion, a Chartered Financial Analyst, has been associated with the Advisor since 1993; prior to that he was associated with Wright Investors' Service.

Mr. Lee has been the portfolio manager for the Growth Fund since November, 1993.

The Small Company Fund is managed by Scott T. Brayman, Vice President of the Advisor, and Mr. Lee. Mr. Brayman is a Chartered Financial Analyst, and has been with the Advisor since 1995. He has been involved with the Small Company Fund since he joined the Advisor. Prior to joining the Advisor, he was associated with Argyle Capital Management, Inc.

The Balanced Fund is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of the Advisor. Mr. Buck has been the Fund's lead portfolio manager since 1982. Mr. Temple is a fixed-income portfolio manager who has been employed by the Advisor or its affiliates since 1969.

The portfolio managers for the Bond Fund are Mr. Temple and William C. Kane, Vice President of the Advisor. Mr. Temple has been the lead portfolio manager for the Bond Fund since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by the Advisor or its affiliates since 1992. Prior to joining the Advisor, Mr. Kane was employed by Chase Man-hattan Bank.

The portfolio manager of the Government Securities and Short
Maturity Government Funds is Mr. Brownlee.

The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of the Advisor. Mr. Hart has been with the Advisor since 1990, and prior to that he was employed by Sentinel Administrative Service Corporation and Shearson Lehman Brothers. The portfo-lio managers of the Money Market Fund are Mr. Temple and Darlene Coppola, Money Market Trader of the Advisor. Ms. Cop-pola has been employed by the Advisor or its affiliates since 1974.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   29
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

SUB-ADVISORS

        INVESCO With respect to the World Fund, the Advisor has entered into CAPITAL a sub-advisory agreement with the World Fund Sub-advisor,
    MANAGEMENT, INVESCO Capital Management, Inc. Pursuant to such agreement, INC. SERVES AS the World Fund Sub-advisor provides the Advisor with a con-SUB-ADVISOR TO tinuous investment program consistent with the World Fund's THE WORLD FUND stated investment objectives and policies. The sub-advisory agreement provides for a fee from the Advisor to the World Fund Sub-advisor of the greater of (a) a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net assets of the Fund up to $500 million and 0.025% (0.30% per annum) of such average net assets in excess of $500 million, or (b) $20,000 per annum. INVESCO Capital Management, Inc. became the World Fund Sub-advisor on April 1, 1996, and the present sub-advisory agreement was approved by the shareholders of the World Fund at a meeting held on February 28, 1997. The effective fee rate paid by the Advisor to the World Fund Sub-advisor for the fiscal year ended November 30, 1997 was 0.375% per annum.

                 The World Fund Sub-advisor is located at 1315 Peachtree Street, Atlanta, Georgia 30309.

                 The World Fund's portfolio manager since June 1994 has been Erik B. Granade, International Equity Portfolio Manager of the World Fund Sub-advisor. Mr. Granade is a Chartered Finan-cial Analyst. He was associated with Cashman Farrell and As-sociates from June, 1994 to March 31, 1996, when he moved to the World Fund Sub-advisor. Prior to June, 1994 he was an In-ternational Portfolio Manager with Provident Capital Manage-ment, Inc.

       KEYSTONE With respect to the High Yield Fund, the Advisor has entered INVESTMENT into a sub-advisory agreement with Keystone Investment Man-MANAGEMENT agement Company, the High Yield Fund Sub-advisor. Pursuant to
 COMPANY SERVES  this agreement, the High Yield Fund Sub-advisor provides the
    AS THE SUB- Advisor with a continuous investment program consistent with ADVISOR TO THE the High Yield Fund's stated investment objective and poli-
     HIGH YIELD  cies. Under this arrangement, the High Yield Fund Sub-advisor
           FUND works in cooperation with the Advisor's investment profes-sionals but has full authority to manage the High Yield Fund's portfolio on a day to day basis. The sub-advisory agreement relating to the High Yield Fund provides for a fee from the Advisor to the High Yield Fund Sub-advisor equal to one half of the fee paid by the High Yield Fund to the Advi-sor, provided that the fee paid by the Advisor to the High Yield Fund Sub-advisor will always be at least 0.35% per an-num of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997.

                 The High Yield Fund Sub-advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116 and is an indirect sub-sidiary of First Union Corporation. First Union is headquar-tered in Charlotte, North Carolina. First Union and its sub-sidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

                 The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at the High Yield Fund Sub-advisor. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Keystone in February, 1997. Prior to that he was President of Boston Security Counselors, the in-vestment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President-Fixed Income, where he man-aged among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

                 ADMINISTRATION

                 In accordance with Fund Services Agreements with the Funds, Sentinel Service serves as the transfer agent for the Funds and also provides the Funds with certain fund accounting, fi-nancial administration and shareholder relations services. To perform the transfer agency function, Sentinel Service util-izes the computer system of DST Systems, Inc., ("DST") on a remote basis through Investors Fiduciary Trust Company ("IFTC").

                 The Fund Services Agreements provide for the Company and the Pennsylvania Fund to pay to Sentinel Service fixed fees of $842,500 per year and $84,000 per year, respectively, for fund accounting and financial administration services. They also provide for annual fees payable by the Company and the

30 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Pennsylvania Fund for transfer agency and shareholder rela-tions services of $2,563,000 and $37,000, respectively, plus an amount equal to an annual rate of $15 per shareholder ac-count in excess of 106,500 and 1,500, respectively, as of the last day of the month preceding the installment due date. The fixed fees are subject to increase under inflation clauses approved by the Boards. The Funds must pay for remote access to the computer system of DST. Generally this is a fixed an-nual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fees, as a per-centage of net assets for transfer agency and shareholder servicing are somewhat higher than industry norms. However, the Boards believe that such fees are warranted in light of the level of service provided.

Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (com-monly known as the "Year 2000 Problem"). Like other invest-ment companies and financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor and Sentinel Service do not properly ad-dress this problem prior to January 1, 2000. Sentinel Service and its parent companies are currently analyzing these issues and are in the process of implementing the systems modifica-tions necessary to prepare for the year 2000. Currently nei-ther Sentinel Service nor the Advisor expects that the tran-sition to the 21st century will have any material impact on its ability to continue to service the Funds at current lev-els. In addition, Sentinel Service and the Advisor have sought assurances from the Funds' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and Sentinel Service and the Advisor will continue to monitor the situation. At this time, however, no assurance can be given that the Funds' other service providers have anticipated ev-ery step necessary to avoid any adverse effect on the Funds attributable to the Year 2000 Problem.

Sentinel Service is also a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn
Mutual are the general partners.

 ..............................................................
CUSTODIAN

IFTC serves as the Custodian and Dividend Paying Agent for the Funds. IFTC is an affiliate of State Street Bank.

 ..............................................................
THE DISTRIBUTOR

The Distributor, Sentinel Financial Services Company, whose address is National Life Drive, Montpelier, Vermont 05604, serves as national distributor for the Funds under the terms of agreements which became effective March 1, 1993. The Dis-tributor has the exclusive right to distribute shares of the Funds through broker-dealers with whom it has selling agree-ments. The Distributor is a general partnership of which af-filiates of National Life, Provident Mutual and Penn Mutual are the general partners.

 ..............................................................
DISTRIBUTION PLANS

On March 1, 1993, each of the Funds, except for the Money Market, Short Maturity Government and New York Funds, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable to their Class A shares. On March 27, 1995, the Short Maturity Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable only to it, and both the Short Maturity Government Fund and the New York Fund became subject to the existing distribution plan for all of the other Funds. Effective April 1, 1996, the Small Company, World, Common Stock, Balanced and Bond Funds adopted a Class B Distribution Plan applicable only to the Class B shares of these Funds. The High Yield Fund became subject to the Class A and Class B distribution plans on June 20, 1997. The Growth Fund commenced offering Class B shares pursuant to the Class B Distribution Plan on January 12, 1998. Effective May 1, 1998, the Common Stock, Balanced, World and High Yield Funds adopted a Class C Dis-tribution Plan, which applies only to the Class C shares of these Funds. These distribution plans are herein referred to as the "Plans". Neither the Class A nor the Class B shares of the Money Market

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   31
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 Fund is a participant in the Plans and none of the fees paid by the other Funds pursuant to the Plans will be used to re-imburse the Distributor for expenses incurred in connection with the distribution of Money Market Fund shares.

                 Under the Plans applicable to the Class A shares, each par-ticipating Fund will pay to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net as-sets in the case of the Small Company, Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net as-sets in the case of the High Yield, Bond, New York, Pennsyl-vania, Tax-Free Income and Government Securities Funds, or
                 (c) .35% of average daily net assets in the case of the Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with dis-tribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occu-pancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promoting and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, and any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for distribution to existing shareholders, and service fees paid to securities dealers who have executed a selling agreement with the Distributor.

                 Under the Plan applicable to the Class B shares, the Class B shares of each of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remain-ing 0.75% shall be for the recovery of the initial sales com-missions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such pay-ments, and for the other types of distribution, sales and marketing expenditures detailed in the preceding paragraph for the Plans applicable to the Class A shares. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

                 Under the Plan applicable to the Class C shares, the Class C shares of each of the Common Stock, Balanced, World and High Yield Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

                 These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Asso-ciation of Securities Dealers, Inc.

32 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

To dealers, the Distributor pays, in the case of the Class A shares of the Small Company, Growth, World, Common Stock and Balanced Funds, .20% per annum of average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993; in the case of the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Secu-rities Funds, .10% per annum of the Funds' average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993, or, in each case, who acquired their shares in the acquisitions of ProvidentMutual Fund or Inde-pendence Capital Group of Funds assets by the Funds; and in the case of the Short Maturity Government Fund, .25% per an-num of the average net assets owned by clients of the dealer. In the case of Class B shares of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, the Distributor pays to dealers a service fee which varies based on the total assets in Class B shares of such Funds for which each registered representative of such dealer is the regis-tered representative of record at the time commissions are paid, as follows:

ASSETS IN CLASS B SHARES OF THE FUNDS                    ANNUAL
FOR WHICH A PARTICULAR INDIVIDUAL IS THE              BROKER-DEALER
REGISTERED REPRESENTATIVE OF RECORD                    SERVICE FEE
----------------------------------------------------- -------------
$0 - $99,999.........................................      -0-
$100,000 - $199,999..................................     0.10%
$200,000 - $999,999..................................     0.25%
$1,000,000 and over..................................     0.50%

A selling dealer may elect to be paid a service fee on such Class B shares of 0.25% per annum, instead of the above ar-rangement. In no case will the Class B shares of any Fund pay service fees which total more than 0.25% per year. To the ex-tent the above schedule requires a payment from the Distribu-tor in an amount exceeding 0.25% of average daily assets of the Class B shares of any Fund, then the Distributor will make such payment and will not be entitled to recover the ex-cess over 0.25% from the Funds under the Plans.

The Class B share service fee for the first year after a pur-chase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or ac-counts in dealer street name.

The portion of the distribution fee consisting of service fees to dealers will be paid out of the general assets of the related Fund and therefore affects all shareholders of each such Fund equally, regardless of whether a service fee pay-ment is made in respect to a particular shareholder's shares. The degree to which each Fund is affected will depend on the percentages of the shares of such Fund which are or are not subject to service fee payments.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund or class of shares of a Fund, or in any future year for reimbursable expenses for any Fund that exceed the applicable 0.35%, 0.30%, 0.20% or 1.00% maximums.

 ..............................................................
HOW TO PURCHASE SHARES

You can purchase shares of the Funds through any securities     OPENING AN
dealer who has a sales agreement with the Distributor. If you   ACCOUNT IS
already have an account with Sentinel you can purchase shares   EASY
by mailing your check directly to Sentinel Service.

ALTERNATIVE PURCHASE OPTIONS

The Common Stock, Balanced, World and High Yield Funds offer prospective investors a choice of three classes of shares, Class A, Class B and Class C, which incur sales charges in different forms and amounts and which bear different levels of expenses. These alternative purchase arrangements are de-signed to enable the investor to choose the method of pur-chasing Fund shares that is most beneficial to the investor based on all factors to be considered, which may include: the amount and intended length of the investment, the type of Fund, and whether the investor intends to utilize the ex-change privilege. Generally, when making an investment deci-sion, investors should at least consider the anticipated life of an intended

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   33
                                                                     Prospectus

 ...............................................................................

                 investment in the Funds, the accumulated distribution fees plus CDSCs on Class B and Class C shares, the initial sales charge, if any, plus accumulated distribution fees on Class A shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the auto-matic conversion of Class B shares to Class A shares at cer-tain specified times.

                 The Growth, Small Company and Bond Funds offer prospective investors a choice of Class A shares or Class B shares. The same factors as those listed in the preceding paragraph should be considered in determining which method of purchas-ing shares of these Funds is most beneficial to the investor.

                 In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Class A Shares -- Reduced Sales Charges" and "How to Redeem Shares --
                  Class B Shares -- Waiver or Reduction of the CDSC" below.

                 There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The Funds may refuse any order to purchase shares.

                 The Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds offer only Class A shares. Class B shares of the Money Market Fund are offered only for exchanges from the Class B shares of other Funds, and are not offered for initial purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where the initial invest-ment is a minimum of $10,000, each dollar-cost averaging transaction at least $1,000, and the program is completed within 24 months. A CDSC will apply to Class B shares in the Money Market Fund, and to Class A shares of the Money Market Fund if such shares were acquired in exchange for Class C shares acquired within one year of the date of such exchange. See "Shareholder Services -- Exchange Privilege" below.

                 CLASS A SHARES

                 For all purchases of Class A shares, you pay the public of-fering price, which equals the net asset value per share (next computed following receipt of your order by Sentinel Service), plus a sales charge (except that in the case of the Money Market Fund, there is no sales charge).

                 The sales charge ranges from 5.0% to 0.0% of the offering price (5.3% to 0.0% of the net amount invested). The size of your purchase will determine the amount of your sales charge.

                 CLASS A SHARES -- SALES CHARGES

                 The table below shows the schedule of sales charges for the Common Stock, Balanced, Growth, Small Company and World
                 Funds:

                                                              SALES    DEALER
            SALE SIZE                                         CHARGE REALLOWANCE
            ---------                                         ------ -----------
            $0 to $99,999....................................  5.00%    4.50%
            $100,000 to $249,999.............................  4.00%    3.75%
            $250,000 to $499,999.............................  2.50%    2.25%
            $500,000 to $999,999.............................  2.00%    1.75%
            $1,000,000 or more...............................   -0-      -0-

                 The schedule of sales charges for the High Yield, Bond, Gov-ernment Securities, Tax-Free Income, New York and Pennsylva-nia Funds is set forth in the table below:

                                                              SALES    DEALER
            SALE SIZE                                         CHARGE REALLOWANCE
            ---------                                         ------ -----------
            $0 to $99,999....................................  4.00%    4.00%
            $100,000 to $249,999.............................  3.50%    3.25%
            $250,000 to $499,999.............................  2.50%    2.25%
            $500,000 to $999,999.............................  2.00%    1.75%
            $1,000,000 or more...............................   -0-      -0-

                 For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00%, with a dealer reallowance of 0.75%. For sales of $1,000,000 and over, there is no ini-tial sales charge. There is no sales charge on purchases of shares of the Money Market Fund.

34 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

In cases in which there is no sales charge because the sale is in an amount of $1,000,000 or more, the Distributor will pay dealers compensation of 1.00% for sales of up to $4,999,999, and in an individually negotiated amount for sales of $5,000,000 and over. See "How to Redeem Shares --
 Class A Shares Purchased in Amounts Over $1,000,000 --
 CDSC", below.

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of the Advisor, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of such shares. Because the Funds calculate the offering price per share by rounding to the nearest whole cent, the entire sales charge may be slightly more or less than the sales charge percentages set forth above.

CLASS B SHARES

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund), if you redeem shares during the applica-ble CDSC period, and no waiver of the CDSC applies. See "How to Redeem Shares -- Class B Shares -- CDSC" and "How to Re-deem Shares -- Class B Shares -- Waiver or Reduction of the CDSC", below.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase. See "Distribution Plans" above. After such period, the Class B shares automatically convert to Class A shares and are no longer subject to such higher distribution fees. The holding period for Class B shares after which they automatically con-vert to Class A shares varies depending on the amount of the initial purchase payment. For purchase payments up to $250,000, the automatic conversion occurs at the end of the sixth year; for purchase payments from $250,001 to $500,000, the automatic conversion occurs at the end of the fifth year; and for purchase payments from $500,001 to $999,999, the au-tomatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Because the CDSC may be lower and the conversion to Class A shares may be faster for purchase amounts of over $250,000, it may be advantageous for a shareholder to use a Right of Accumulation ("ROA") or a Letter of Intent ("LOI") in connec-tion with the purchase of Class B shares. These privileges are described below under "How to Redeem Shares -- Waiver or Reduction of the CDSC".

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make pay-ments to selling broker-dealers, at the time a shareholder purchases Class B shares, of amounts equal to the following percentages of the aggregate purchase amount (including in-vestments in Class A shares and Class C shares under the ROA and/or LOI):

                                                    BROKER-DEALER
AMOUNT OF PURCHASE PAYMENT                             PAYMENT
--------------------------                          -------------
Up to $249,999.....................................      4.0%
$250,000 to $499,999...............................      2.5%
$500,000 to $999,999...............................      2.0%

The Class B shares of the Money Market Fund are only avail-able through exchange from the Class B shares of another Fund or in connection with the program described on page 34. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. See "How to Redeem Shares -- Class B Shares -- CDSC", below.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   35
                                                                      Prospectus

 ...............................................................................

                 CLASS C SHARES

                 For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares (including Class A shares of the Money Market Fund received in exchange for Class C shares, as described below), if you redeem shares during the first year after their purchase, and no waiver of the CDSC applies. See "How to Redeem Shares -- Class C Shares -- CDSC" and "How to Re-deem Shares -- Waiver or Reduction of the CDSC", below.

                 Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. See "Distribu-tion Plans" above. However, since Class C shares never con-vert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment. An investor should consider whether the advantage, as compared with Class B shares, of the investment not being subject to a CDSC after the first year, and the significantly lower CDSC in the first year, outweighs the disadvantage of remaining subject to higher distribution fees for the entire holding period of the in-vestment, as well as whether the advantage, as compared with Class A shares, of not being subject to an initial sales charge outweighs the higher distribution fees.

                 Investors who purchase Class C shares have the ability to ex-change at net asset value only for the Class C shares of other Funds which offer Class C shares, except that investors in Class C shares may also exchange into Class A shares of the Money Market Fund. However, if an investor exchanges Class C shares into Money Market Fund Class A shares within one year of the purchase of the Class C shares, a CDSC may apply to a subsequent redemption of the Money Market Fund shares. See "Class C Shares --CDSC" on page 41 below. An in-vestor who has exchanged Class C shares into Money Market Fund Class A shares may exchange back into Class C shares of any Fund which offers Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

                 CLASS A SHARES -- REDUCED SALES CHARGES

        YOU CAN RIGHT OF ACCUMULATION. Quantity discounts begin with invest-RECEIVE A ments in Class A shares in excess of $100,000. This applies
  REDUCED SALES  to purchases of Class A shares of one or more of the Funds at
   CHARGE FOR A  one time, or to purchases of either Class A shares, Class B
      NUMBER OF  shares or Class C shares combined over time by you, your
        REASONS spouse and children under the applicable age of majority, a trustee or other fiduciary account for these same persons. Additionally, accounts for charitable, religious, educational and similar corporations, associations, or foundations exempt under Section 501(c)(3) or (13) of the Code, retirement plans set up under the Self-Employed Individuals Tax Retirement Act of 1962, and Individual Retirement Accounts ("IRAs") may be linked to an individually owned account for this privilege. However, individually registered accounts may not be linked with a participant account in any plan which has multiple linked accounts except as noted below in the AG&T Advantage Program. Please note that, in order to take advantage of this privilege, you must advise your representative at the time of purchase that you are eligible for this privilege and must provide the fund name(s), registration of account(s), and ac-count number(s).

                 LETTER OF INTENT. The LOI lowers your costs on Class A share investments of more than $100,000 or Class B share invest-ments of more than $250,000 spread over 13 months or, in the case of corporate qualified plans, spread over 30 months. The LOI is not a binding commitment by you to purchase, or by the Fund to sell additional shares. All purchases made for your account within 13 months from the date of the LOI, or when applicable 30 months will be made at the reduced sales charge for the investment amount checked on the account application. Any dividends and distributions will be reinvested without a sales charge and will not be considered in determining whether the LOI has been completed.

                 Any purchases of the Sentinel Family of Funds (except the Money Market Fund) made by you within the 90 days preceding the date of your LOI may be included under it but do not qualify for the discount. You may also combine the value, at the current offering price, of any shares you own of other Sentinel Funds in order to determine the quantity discount which would apply under the LOI. Two percent (2%) of the shares purchased under the LOI will be held in escrow by Sen-tinel Service and released at the end of the 13- or 30-month period or upon completion of the LOI.

36 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Upon expiration of the 13- or 30-month period a sales charge may be due if total purchases are less than the LOI amount indicated on the application. Sales charges are due within 20 days after notification to the account holder and may be paid either by check payable to Sentinel Service or by redemption of shares held in escrow to the extent necessary to pay such amount due. Upon payment of the balance due any remaining es-crow shares will be released and free from further sales charges. The sale of shares for this purpose will be a tax-able event.

GROUP INVESTMENTS. Any group of investors which notifies the Distributor that it will act as a group in purchasing Fund shares, in such a way as to result in reduced selling ex-penses, will be entitled to be treated as if it were a single entity for purposes of the reduced sales charges for quantity purchases, the ROA and the LOI.

AG&T ADVANTAGE PROGRAM. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or
Section 403(b) plans for which American Guaranty & Trust Com-pany ("AG&T") is the custodian may group participating em-ployee accounts together in such a way as to result in re-duced sales charges for quantity purchases under both the ROA and the LOI. Quantity discounts under this program are based upon amounts previously invested in the Funds. In addition, personal accounts for the employee and members of his or her immediate family, as defined above under "Right of Accumula-tion", may be grouped with the employee's SIMPLE IRA or Sec-tion 403(b) accounts for quantity purchases under both the ROA and LOI.

NET ASSET VALUE PURCHASES. Certain investors, subject to lim-itations, may purchase Class A shares of the Funds at net as-set value. Such investors include current and former Direc-tors of the Funds and predecessors to the Funds; certain current and retired directors, officers, employees and retir-ees of the general partners of the Advisor and their affili-ates; directors, officers, employees and clients of the Sub-advisors; members of the immediate families of, or survivors of, all of the above-referenced individuals; registered rep-resentatives of securities dealers that have entered into a sales agreement with the Distributor, and who notify the Dis-tributor of such status at the time of the purchase, and mem-bers of their immediate families or their survivors; non-profit organizations with which any of the above-referenced persons are actively involved; investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their cli-ents (such clients may include, without limitation, retire-ment and deferred compensation plans and trusts used to fund those plans including those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts"), and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners, bank trust depart-ments or broker dealers who place trades for their own ac-counts, if such accounts are linked to the master account of such investment advisor, financial planner or broker-dealer on the books and records of the broker or agent; purchasers who are investing section 403(b) loan principal repayments; purchasers who notify the Distributor that the funds being used for such purchase consist of redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid, and such funds in fact come from such source; and investments being transferred from individually managed trust accounts at AG&T. AG&T may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If there is more than one person on an account registration, all persons named in the account registration must qualify. You must notify the Distributor at the time of purchase if you qualify for a front-end sales charge waiver. Please also note that investors may be charged a transaction fee by a broker or agent if they effect transactions in Fund shares through a broker or agent.

In addition, Class A shares of any Fund may be purchased at net asset value, without payment of a sales charge, by pen-sion, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, or (3) such shares are purchased by an employer-spon-sored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single finan-cial institution or service organization who has

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   37
                                                                      Prospectus

 ...............................................................................

                 entered into an agreement with the Distributor with respect to their use of the Funds in connection with such accounts. Please note that tax-exempt funds are not appropriate invest-ments for such plans. The Distributor may pay dealers for share purchases of the Funds (other than the Money Market
                 Fund) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Money Market Fund shares sold at net asset value to an em-ployee benefit plan in accordance with this paragraph.

                 OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

                 The Distributor will reimburse all broker-dealers who agree with the Distributor to undertake activities designed to spe-cifically promote the Funds, for costs incurred by such bro-ker-dealers in the course of such activities. Dealer conces-sions on automated periodic investment programs may be advanced to dealers who have entered into an agreement with the Distributor with respect to such advances. The Advisor has adopted a policy under which sales of shares of the Funds may be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, sub-ject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

                 The Distributor is sponsoring a sales contest during the pe-riod January 1, 1998 to December 31, 1998, in which regis-tered representatives of all broker-dealers who have elected to participate in the contest can qualify for a trip to a destination to be announced by achieving sales of shares of the Funds (other than the Money Market Fund) and sales of ac-counts managed by American Guaranty & Trust Company, the Dis-tributor's trust company affiliate, aggregating at least $1,200,000, and may bring a guest at the Distributor's ex-pense by achieving such sales of at least $1,700,000. In the event that a change in law prohibits such a sales contest, however, the Distributor will be forced to cancel the con-test.

        OPEN AN Accounts may be opened with only $50 using the Automatic In-ACCOUNT WITH vestment Plan. Otherwise, the minimum initial investment in AS LITTLE AS any Fund is $1,000, except as otherwise provided in the
            $50 Statement of Additional Information and except for certain retirement plan accounts. The minimum subsequent investment is $50. The Funds reserve the right to reject any order and may charge a fee of $25 for each check or electronic payment returned unpaid due to insufficient funds.

                 PURCHASING SHARES BY CHECK

                 Make your checks payable to "Sentinel Administrative Service Company" and remit to:

                    Sentinel Administrative Service Company P.O. Box 1499 Montpelier, VT 05601-1499

                 All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemp-tion of shares purchased by check until such check has cleared, which may take up to 15 days after the purchase date.

                 A purchase made by check is effected on the day when federal funds are made available to a Fund, usually within one busi-ness day after Sentinel Service receives the check. Federal funds are monies held by a commercial bank on deposit in one of the U.S. Federal Reserve branch banks (the "Federal Re-serve Banks").

                 PURCHASING SHARES BY WIRE

   ANOTHER EASY  You may purchase shares by wiring federal funds directly to
     WAY TO BUY  Sentinel Service when the New York Stock Exchange ("NYSE")
         SHARES  and Federal Reserve Banks are open for business.

                 To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. If you don't have an application, request one. Complete the application and return it promptly to Sentinel Service.

                 Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

38 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................


DEALER WIRE PURCHASE ORDERS

As a convenience to shareholders, the Distributor will, act-ing for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

AUTOMATIC INVESTMENT PLAN

This feature affords you the opportunity to dollar-cost aver-age using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

TELEPHONE INVESTMENT SERVICE

This feature enables you to purchase Fund shares via elec-tronic funds transfers from your bank account simply by phon-ing Sentinel Service.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

Government Direct Deposit enables you to purchase Fund shares (minimum of $50.00 per transaction) by having Federal salary, Social Security, or certain veterans', military or other pay-ments from the Federal government automatically deposited into your account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must complete and file with Sentinel Service a completed Di-rect Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The Direct Deposit Sign-Up Form may be obtained by contacting Sentinel Service or the appropriate Federal Agency for your type of payment. Death or legal incapacity will terminate your participation in this Privilege. You may elect to terminate your participation in this privilege by providing written notification to the ap-propriate Federal agency.

PAYROLL SAVINGS PLAN

Payroll Savings Plan permits you to purchase Fund shares (minimum of $50.00 per transaction) automatically on a regu-lar basis. Depending upon your employer's direct deposit pro-gram, you may have part or all of your paycheck transferred to your existing Sentinel account electronically through the Automated Clearing House system each pay period. To establish a Sentinel Payroll Savings Plan account, you must file an au-thorization form, available from Sentinel Service, with your employer's payroll department. Changes may be made through written notification to your employer.

 ..............................................................
HOW TO REDEEM SHARES

If your shares are held by Sentinel Service, you can redeem your shares by providing Sentinel Service with the appropri-ate instructions by mail or otherwise.

If you are the shareholder of record and have a certificate     FOLLOW THESE
representing ownership in a Fund, you can redeem your shares    EASY STEPS TO
by either:                                                      REDEEM SHARES

 . Surrendering the certificate in person, to Sentinel Service
  (National Life Drive, Montpelier, Vermont),

 or

 . Mailing the certificate to

  Sentinel Administrative Service Company, P. O. Box 1499,
  Montpelier, VT 05601-1499

WE SUGGEST SENDING CERTIFICATES BY CERTIFIED MAIL.

Sentinel Service is required to redeem your shares at net as-set value, less any applicable CDSC, as of the close of busi-ness on the day such surrender or appropriate instructions are received, in "good order", prior to 4:00 p.m. on a day that the NYSE is open for business.

"Good order" means that the instructions must be signed by      IMPORTANT
the registered owner(s) exactly as the shares are registered    INFORMATION
and the signature(s) must be guaranteed by an eligible guar-    FOR REDEEMING
antor institution which meets Sentinel Service's require-       SHARES
ments, unless an exception listed below applies. The seal or stamp of a notary public is not acceptable. You are not re-quired to provide a signature guarantee when:

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   39
                                                                      Prospectus

 ...............................................................................

                 . the proceeds of the redemption do not exceed $50,000 in any one day and the proceeds check is made payable to the reg-istered owner(s) and mailed to the record address (provided the record address has not been changed within the past 30 days), or

                 . the proceeds of the redemption are payable to one of the
                   Advisor's parent corporations or an affiliate.

                 No interest will accrue on amounts represented by uncashed redemption checks.

                 CLASS B SHARES -- CDSC

                 If you redeem Class B shares, a CDSC may be imposed. Whether a CDSC is imposed and the amount of the CDSC depends on the amount of your purchases and the number of years since you made the purchase from which an amount is being redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. Purchases are subject to the CDSC according to the following schedules:

                 For purchase amounts of up to $249,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................        4%
            Second..............................................        4%
            Third...............................................        3%
            Fourth..............................................        2%
            Fifth...............................................        2%
            Sixth...............................................        1%

                 For purchase amounts from $250,000 to $499,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................      3.5%
            Second..............................................        3%
            Third...............................................        2%
            Fourth..............................................        1%
            Fifth...............................................        1%

                 For purchase amounts from $500,000 to $999,999:

            YEAR SINCE PURCHASE
            PAYMENT WAS MADE                                     CDSC PERCENTAGE
            -------------------                                  ---------------
            First...............................................        3%
            Second..............................................        2%
            Third...............................................        1%
            Fourth..............................................        1%

                 In determining whether a CDSC is payable, redemptions are taken first from any shares acquired through reinvestment of distributions, or any other shares as to which a waiver of the CDSC is applicable. The purchase payment from which a re-demption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected. The amount of the CDSC will be equal to the applicable CDSC percentage multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. Any CDSC imposed on a redemption of Class B shares is paid to the Dis-tributor.

                 If you exchange Class B shares into Class B shares of the Money Market Fund, or purchase Class B shares of the Money Market Fund in connection with the program described on page 34, the time during which these assets are held in the Class B shares of the Money Market Fund will not count either to-ward the time that must elapse before Class B shares are au-tomatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if such Class B shares of the Money Market Fund are ulti-mately redeemed, a CDSC will apply in the amount that would have been applicable on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long the Class B shares of the Money Market Fund were held. Also, if the Class B shares of the Money

40 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Market Fund are then further exchanged into Class B shares of another Fund, and such shares are ultimately redeemed, a CDSC will apply in the amount that would have been applicable if the total holding period for the shares was the period during which Class B shares of Funds other than the Money Market Fund were held. In such a case, the automatic conversion into Class A shares of the same Fund will occur only after Class B shares of Funds other than the Money Market Fund have been held for the six, five or four year period, as applicable.

WAIVER OR REDUCTION OF THE CDSC

You are subject to a reduced CDSC on Class B shares for quan-tity purchases, as indicated above, or when you buy shares in connection with the ROA or a LOI. The ROA will apply to pur-chases of Class B shares when you and members of your family own Class A, Class B or Class C shares in the aggregate of more than $250,000. See "How to Purchase Shares -- Class A Shares -- Reduced Sales Charges" for more information on the ROA and the LOI.

Any applicable CDSC may be waived in the following situations when the Funds have been notified at the time of redemption:

  1. Redemptions of shares acquired from the reinvestment of income distributions and/or capital gains distributions;

  2. Redemptions from the account of a shareholder (including one who owns the shares as joint tenant with his or her spouse) following his or her death or from the account of a trust whose primary income beneficiary has died, provided the redemption is requested within one year of the shareholder's or beneficiary's death;

  3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectency and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

  4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section
     403(b)(7) of the Code; and

  5. Redemptions in amounts up to 10% annually of the account's then current net asset value.

The Distributor may require documentation prior to waiver of the CDSC, including, without limitation, certification by plan administrators, applicable tax forms, or death certifi-cates. The above CDSC waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page 34.

In addition, no CDSC will apply to Class B or Class C share accounts owned by affiliates of the Advisor, where the Dis-tributor has not paid an initial commission to a selling dealer.

CLASS C SHARES -- CDSC

Class C shares are subject to a CDSC if they are redeemed in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed. Partial redemption requests will be in-creased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived as specified under "Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

If an investor exchanges Class C shares for Class A shares of the Money Market Fund during the first year after the pur-chase of the Class C shares, any redemption of the Money Mar-ket Fund shares will be subject to a CDSC of 1.00%, regard-less of how long the Money Market Fund shares are held. If the Money Market Fund shares are exchanged back into the Class C shares of any Fund, the holding period of the Class C shares will be aggregated with any holding periods of the Class C shares prior to the exchange, and when such holding periods in Class C shares aggregate more than one year, the investment will no longer be subject to the 1.00% CDSC.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   41
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 CLASS A SHARES PURCHASED IN AMOUNTS OVER $1,000,000 -- CDSC

                 In the case of a purchase of Class A shares with no front-end sales charge because the sale is in an amount of $1,000,000 or more, if the shares purchased are redeemed within one year of the purchase, a CDSC will be imposed in the amount of 1.00%. If the shares are redeemed during the second year af-ter the purchase, a CDSC of 0.50% will be imposed. After the second year, no CDSC will apply. As with the CDSC payable on redemptions of Class B shares, the CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. Partial redemption requests will be in-creased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived as specified under "Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

                 OTHER INFORMATION ON REDEEMING SHARES

                 Normally, Sentinel Service will mail you payment for such shares within seven days after it receives all documents re-quired to process the redemption. Exceptions to this policy include any period in which the right of redemption is sus-pended or date of payment is postponed because the NYSE is closed, trading on such Exchange is restricted, or the Secu-rities and Exchange Commission (the "Commission") deems an emergency to exist.

                 Additional documentation may be required to redeem shares that are registered in the name of a corporation, trust, com-pany retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the pro-ceeds of redemptions where shares to be redeemed have been purchased by check within 15 calendar days prior to the date the redemption request is received. The Funds will not with-hold redemption proceeds if they (or Sentinel Service) have been advised and have confirmed that such check has been cleared for payment.

                 If you write a check to redeem Class A shares (see "Share-holder Services -- Check Writing Privileges" below) in the High Yield, Government Securities, Bond, New York, Pennsylva-nia, Tax-Free Income, Short Maturity Government or Money Mar-ket Funds, Sentinel Service normally will not honor the re-demption check if those shares have been purchased less than 15 calendar days prior to the date the redemption request is presented to Sentinel Service.

                 Distributions from retirement plans may be subject to with-holding by the Internal Revenue Service ("IRS") under the Code.

                 Due to the expense of maintaining accounts with small bal-ances, the Funds reserve the right to liquidate and to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

                 401(k), pension and profit-sharing plans which elect to have individually registered accounts for the benefit of plan par-ticipants will be assessed an annual service fee for each participant account. The fee will be deducted automatically from each participant account in June of each year unless prepaid.

                 The fee assessed will vary based upon the average account value of all participant accounts within the plan, and will be as set forth below:

                                                           FEE PER PARTICIPATING
            AVERAGE ACCOUNT VALUE                                 ACCOUNT
            ---------------------                          ---------------------
            $0 - $1000....................................        $20.00
            $1000 - $2999.................................        $10.00
            $3000 and over................................        No fee

                 DEALER WIRE REDEMPTION ORDERS

                 For the convenience of shareholders, the Distributor, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the re-purchase of shares based on net asset value, less any appli-cable CDSC. (The net asset value may be more or less than your initial cost. It is computed as described below on days on which the NYSE is open.) Such orders to repurchase shares of the Funds are confirmed on the same basis as orders to purchase. Brokers are not prohibited from charging for their service for such a redemption.

42 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

TELEPHONE REDEMPTION

Unless otherwise specified when opening your account or by      YOU CAN REDEEM
subsequently submitting a Telephone Authorization and Request   BY TELEPHONE
with a proper signature guarantee and supporting documents where applicable, you may redeem up to $1,000,000 from your account each business day.

In such instances, you may request that the proceeds be sent directly to a predesignated commercial bank account. If you have not provided the name of a bank, the proceeds will be sent automatically to the address of record, provided the ad-dress has not been changed within the preceding 30 days.

You must furnish a signature guarantee when making any change in redemption instructions. To redeem shares by telephone, please call Sentinel Service.

If proceeds are wired to your bank, a fee normally not greater than $25 will be deducted from the proceeds. Neither the Funds, the Advisor nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed pro-cedures reasonably designed to prevent such losses taking into account the cost of such procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will determine that reasonable procedures are employed to confirm that such telephone instructions are genuine, and if such procedures are not employed, the Funds may be liable for any resulting losses. Such procedures in-clude receiving all calls for telephone redemptions and ex-changes on a recorded telephone line, and screening callers through a series of questions regarding specific account in-formation.

No fees are charged for telephone redemptions; however, serv-   NO FEES FOR
ice fees described above may apply, and the CDSC described      TELEPHONE
above under "How to Redeem Shares" may apply.                   REDEMPTIONS

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   43
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 TAX-DEFERRED RETIREMENT PLANS

  THE FUNDS CAN  The federal tax laws provide for a variety of retirement
     BE USED IN plans offering tax benefits. Fund shares may be purchased by MANY TYPES OF all types of tax-deferred retirement plans, including Keogh
          PLANS Plans, IRAs, Roth IRA's, Education IRAs, SIMPLE IRAs, Simpli-fied Employee Pension Plans, Section 403(b) Plans, Section 457 Plans, and other corporate pension and profit-sharing plans.

                 American Guaranty & Trust Company, a Delaware trust company and an affiliate of the Advisor, will act as a custodian for IRAs, SIMPLE IRAs, and 403(b) plans, if desired, and will charge an annual fee of $15 per individual (individuals with more than one account will be charged only one fee). This fee will be deducted automatically from the account in November of each year unless prepaid (in the case of more than one ac-count owned by the same person, the fee will be deducted from the largest account). Sentinel Service will act as agent for the custodian and will receive from the custodian $12 of the above annual fee per participant. A fee of $15 is charged for each account when closing; however, a fee of $25 per transac-tion is assessed for transferring assets. Consult your tax advisor for details regarding deductibility of contributions to IRAs other than Roth IRA's.

                 The Funds intend to enter into agreements with third parties who will provide administrative services to section 403(b) plans, which are qualified retirement savings plans for em-ployees of governmental and charitable institutions. The Funds may assess an annual fee in an amount of up to $100 to accounts in 403(b) plans which have elected to obtain admin-istrative services from third party administrators pursuant to the agreements between such administrators and the Funds. Such third party administrators may include both affiliates of the Advisor and nonaffiliates.

                 ..............................................................
                 DETERMINATION OF NET ASSET VALUE

  HOW THE VALUE Net asset value for each Fund is calculated once each busi-OF FUND SHARES ness day at 4:00 p.m., Eastern Time, and becomes effective
  IS DETERMINED  immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. Securities that comprise the Funds are valued as shown below:

                 . Equity securities are valued at the latest transaction
                   prices on the principal stock exchanges on which they are traded.

                 . Unlisted and listed securities for which there were no
                   sales during the day are valued at the mean between the latest available bid and asked prices.

                 . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

                 . Financial futures are valued at the settlement price estab-
                   lished each day by the board of trade or exchange on which they are traded.

                 . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event cur-rent prices provided by market makers are used.

                 The Money Market Fund's assets are valued on the basis of am-ortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant am-ortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument.

                 The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the account maintenance and distribution fees applicable with respect to Class B and Class C shares. It is expected, howev-er, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

44 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund pays dividends substantially equivalent to its net    WHEN THE FUNDS
investment income in accordance with the following schedule:    PAY DIVIDENDS

FUND                                           DIVIDENDS PAID
----                                           --------------
Growth Fund...................................    Annually
Small Company Fund............................    Annually
World Fund....................................    Annually
Common Stock Fund.............................   Quarterly
Balanced Fund.................................   Quarterly
High Yield Fund...............................     Monthly
Bond Fund.....................................     Monthly
Government Securities Fund....................     Monthly
Short Maturity Government Fund................     Monthly
Tax-Free Income Fund..........................     Monthly
New York Fund.................................     Monthly
Pennsylvania Fund.............................     Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of busi-ness the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securi-ties in the portfolio or expenses exceed the Fund's income.

Distributions of any net realized gains for a fiscal year are paid in December, following the November 30th fiscal year-end. Income dividends and capital gains distributions will be reinvested automatically in Fund shares at net asset value at the close of business on the designated record date, unless you elect otherwise (see "Shareholder Services -- Distribu-tion Options" below). You may also elect to have dividends sent directly to your bank account through electronic funds transfer. Any dividend or distribution of less than $10.00 must be reinvested.

If you elect to receive dividends and/or capital gain distri-butions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your dis-tribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ALLOCATION OF INCOME, GAINS, LOSSES AND EXPENSES. Allocation of income, gains and losses of each Fund shall be allocated pro rata according to the net assets of each class of shares of such Fund.

Allocation of expenses not allocated to a specific class of shares of a Fund (except for the Money Market Fund) shall be allocated according to the net assets or number of share-holder accounts, each on a pro rata basis, of each class of shares. Allocations in the case of the Money Market Fund, ex-cept for class specific expenses, shall be made (i) to each share without regard to class, provided that the Fund has re-ceived undertakings from the Advisor or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated as described above, to the extent necessary to assure that all classes of the Funds maintain the same net asset value per share, or (ii) on the basis of relative net asset value.

 ..............................................................
TAXES

GENERAL. Each Fund intends to continue to qualify, and the      HOW INCOME AND
High Yield Fund intends to elect and to qualify, for the spe-   GAINS ARE
cial tax treatment afforded regulated investment companies      TAXED
under the Code. Qualifying Funds (but not their shareholders) are free from federal income tax on net ordinary income and net realized capital gains distributed to shareholders. The
Funds intend to distribute substantially all of this income and gain.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR   45
                                          SERVICES AT 1-800-282-FUND (3863)
                                                                      Prospectus

 ...............................................................................

                 Unless your shares are held in a tax-deferred retirement plan, or in the New York, Pennsylvania or Tax-Free Income Funds, which are discussed below, you are subject to ordinary income tax for federal income tax purposes on dividends from investment income and distributions made from an excess of net short-term capital gains over net long-term capital losses (together referred to as "ordinary income dividends"). Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options and futures) ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time you have owned your shares. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its share-holders with a written notice designating the amounts of any exempt-interest dividends, if applicable, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset). Dividends generally are taxable to shareholders even though they are reinvested in additional shares (unless they are designated as exempt-interest divi-dends).

                 Any loss incurred on the sale or exchange of shares of a Fund held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain dividends received with respect to such shares. For the New York, Pennsylvania and Tax-Free Income Funds, such loss will be disallowed to the extent of any "ex-empt-interest dividends" paid, as defined in section 852(b)(5) of the Code, with any additional loss not disal-lowed under this rule treated as long-term capital loss to the extent of capital gain dividends received.

                 No gain or loss will be recognized by Class B shareholders for federal income tax purposes on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such share-holder's basis in the Class B shares converted, and the hold-ing period of the acquired Class A shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisors regarding the state and lo-cal tax consequences of exchanging or converting classes of shares.

                 If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent of the sales charge the shareholder would have owed in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

                 A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other shares of the same Fund are acquired (whether through the au-tomatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

                 A portion of a Fund's ordinary income dividends may be eligi-ble for the dividends received deduction allowed to corpora-tions under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for federal income tax purposes as if it were paid by the Fund and received by its shareholders on December 31st of the year in which the dividend was de-clared.

                 Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption pay-ments ("backup withholding"). Generally, shareholders subject to backup withholding include the following:

                    . Those for whom no certified taxpayer identification num-ber is on file with Sentinel Service,

                    . Those who have furnished Sentinel Service with an incor-rect certified taxpayer identification number, and

                    . Those identified by the IRS.

46 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

When establishing an account, you must certify, under penalty of perjury, that your taxpayer identification number is cor-rect and that you are not otherwise subject to back-up with-holding.

Ordinary income dividends paid to nonresident alien share-holders or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a re-duced rate of withholding or a withholding exemption is pro-vided under applicable treaty law. If you are a nonresident alien shareholder, consult your tax advisor concerning the applicability of the United States withholding tax.

By law, interest income from obligations of the U.S. Treasury is exempt from state and local taxes. Many states with income taxes permit this exemption to be passed through to dividends of regulated investment companies that invest in such securi-ties. Therefore, many shareholders can expect to receive Money Market Fund dividends and a significant portion of Gov-ernment Securities Fund and Short Maturity Government Fund dividends free of state and local taxes. If you live in a state that imposes income taxes, consult with your tax advi-sor to determine whether all or part of the dividends from the Money Market Fund, the Government Securities Fund or the Short Maturity Government Fund are exempt from state and lo-cal taxation. In any case, such income will not be exempt from federal income tax. Furthermore, capital gains, if any, realized by such Funds will not be exempt from federal taxes or, generally, from state and local taxes.

Dividends and/or interest received by the World Fund and to a lesser extent, the Bond Fund and to a much smaller degree, the Balanced Fund and the Common Stock Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain re-tirement accounts cannot claim foreign tax credits on invest-ments in foreign securities held in the World Fund. In addi-tion, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the World Fund's total assets at the close of its taxable year consists of securities of for-eign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of such fund will be required to in-clude their proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their federal taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the share-holder and the RIC. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No de-ductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a for-eign corporation may be subject to United States withholding tax on the income resulting from the World Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such sharehold-er. The World Fund will report annually to its shareholders the amount per share of such withholding taxes and other in-formation needed to claim the foreign tax credit.

Under Code Section 988, gains or losses of the World Fund from certain debt instruments, from certain forward con-tracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the World Fund's investment company taxable income available to be distributed to shareholders as ordinary in-come. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the World Fund would not be able to make any ordinary income div-idend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each sharehold-er's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's fund shares and resulting

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   47
                                                                      Prospectus

 ...............................................................................

                 in a capital gain for any shareholder who received a distri-bution greater than the shareholder's tax basis in fund shares (assuming the shares were held as a capital asset).

                 The foregoing description relates only to federal income tax-es. You should consult with your tax advisor as to the avail-ability of any exemptions from state or local taxes.

                 NEW YORK, PENNSYLVANIA AND TAX-FREE INCOME FUNDS.

                 Each of the New York, Pennsylvania and Tax-Free Income Funds intends to invest a sufficient portion of its assets in mu-nicipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. Such dividends are excludable from gross income for federal income tax purposes. Exempt-in-terest dividends are included, however, in determining the portion, if any, of an individual's social security benefits and railroad retirement benefits subject to federal income taxes. All or a portion of the New York, Pennsylvania and Tax-Free Income Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

                 Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends.

                 The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest re-ceived on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental enti-ties (e.g. bonds used for commercial or housing purposes). Income received on such bonds is classified as an item of "tax preference" which would subject investors in such bonds, including shareholders of the New York, Pennsylvania and Tax-Free Income Funds, to an AMT. Each of the New York, Pennsyl-vania and Tax-Free Income Funds may purchase private activity bonds and will report to shareholders within 60 days after its taxable year-end on the portion of its dividends declared during the year which is a tax preference item for AMT pur-poses. The Code further provides that corporations are sub-ject to an AMT based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's adjusted current earnings. Because an exempt-interest dividend paid by the New York, Pennsylvania or Tax-Free Income Fund will be included in adjusted current earn-ings, a corporate shareholder may be required to pay AMT on exempt-interest dividends paid by any such Fund. Persons who may be substantial users (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York, Pennsylvania or Tax-Free Income Fund should consult their tax advisors be-fore purchasing Fund shares.

                 The Code provides that every person required to file a tax return must include on such return the amount of exempt-in-terest dividends received from the New York, Pennsylvania and Tax-Free Income Funds during the taxable year.

                 The New York Fund intends to invest primarily in New York Ob-ligations. Distributions from the New York Fund which are at-tributable to interest income received from such obligations also will be exempt from New York State and New York City personal income tax. The Pennsylvania Fund, likewise, intends to invest primarily in Pennsylvania Obligations. Distribu-tions from the Pennsylvania Fund which are attributable to interest income received from such obligations also will be exempt from Pennsylvania personal income tax. Distributions from the New York and Pennsylvania Funds which are attribut-able to interest received from qualifying obligations of the U.S. government, its agencies and instrumentalities similarly will be exempt from New York State and New York City or from Pennsylvania personal income tax, respectively. Distributions from these Funds may, however, be subject to taxation at a local level within either New York State (but outside New York City) or Pennsylvania.

                 Exempt-interest dividends paid to a corporate shareholder in the New York Fund will be subject to New York State corpora-tion franchise tax and New York City general corporation tax. To the extent exempt-interest dividends paid to a shareholder of the Pennsylvania Fund are excluded from taxable income for

48 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. However, it is unclear whether an investment in the Pennsyl-vania Fund by a corporate shareholder will qualify as an ex-empt asset for purposes of apportionment of the Pennsylvania capital stock/foreign franchise tax.

Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia to the ex-tent that such distributions are attributable to interest re-ceived from Pennsylvania Obligations or from qualifying obli-gations of the U.S. Government, its agencies and instrumentalities, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Penn-sylvania Fund assets are comprised of Pennsylvania Obliga-tions and qualifying obligations of the U.S. government, its agencies and instrumentalities on the annual assessment date.

If the New York and Pennsylvania Funds invest in obligations and allowable investments other than New York Obligations and Pennsylvania Obligations, respectively, a portion of the in-come distributed to shareholders may be subject to state and local taxes, and possibly federal income tax. Shareholders of the New York and Pennsylvania Funds who are subject to taxa-tion by states other than New York or Pennsylvania will real-ize a lower after-tax return than New York or Pennsylvania shareholders, respectively, since the dividends distributed by the New York and Pennsylvania Funds generally will not be exempt, to any significant degree, from income taxation by such other states. The New York and Pennsylvania Funds will inform shareholders annually as to the portion of such Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York or Pennsylvania personal income taxes.

Consult with your tax advisor regarding specific questions      CONSULT WITH
about federal, foreign, state or local taxes. Foreign invest-   YOUR TAX
ors should consider applicable foreign taxes in their evalua-   ADVISOR ABOUT
tion of an investment in the Funds.                             TAX
                                                                IMPLICATIONS
                                                                OF CERTAIN
                                                                DISTRIBUTIONS

The foregoing is a general and abbreviated summary of the ap-plicable provisions of the Code and U.S. Treasury regula-tions, and relevant state and local tax laws presently in ef-fect. For the complete provisions, refer to the pertinent Code sections and the U.S. Treasury regulations promulgated thereunder, and relevant state and local tax laws. The Code and U.S. Treasury Regulations, and relevant state and local tax laws are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

 ..............................................................
SHAREHOLDER SERVICES

When you establish a new account, all dividends and any capi-   MANY
tal gains distributions are reinvested at net asset value and   CONVENIENT
without charge to purchase additional shares, unless you        SHAREHOLDER
elect another option. Many other features are available to      SERVICES ARE
you, as described below. Minimum account values apply for       AVAILABLE
some.

DISTRIBUTION OPTIONS: Several options for receiving dividends and capital gains distributions are available, including the ability to reinvest dividends and distributions from shares of one Fund into shares of the same class in another Fund.

CHECK WRITING PRIVILEGES: Check writing is offered without charge to holders of Class A shares of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securi-ties, Short Maturity Government and Money Market Funds.

EXCHANGE PRIVILEGE: Once every 15 days, you may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by pro-viding appropriate instructions in writing to Sentinel Serv-ice. Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Gov-ernment Funds are not currently offered, holders of Class B shares in the other Funds may not exchange into these Funds. Similarly, because Class C shares of the Growth, Small Compa-ny, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not cur-rently offered, holders of Class C shares of the other

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   49
                                                                      Prospectus

 ...............................................................................

                 Funds may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund. If the Class C shares which were exchanged were held for less than one year in the Class C Fund, a 1.00% CDSC will normally apply if the Money Market Fund shares are redeemed. Such Money Market Fund shares may be exchanged back into Class C shares at any time. Funds are only available for exchange for residents of states in which such Funds are registered. In the case of purchases of less than $1 million of the Short Maturity Government Fund, however, shares purchased (other than by exchange from another Fund other than the Money Mar-ket Fund) must remain in the account for 90 days before they are eligible for the exchange privilege. Also, where Class A shares in the Money Market Fund, which were not acquired in exchange for Class A shares of another Fund, are exchanged for Class A shares of another Fund, you will be required to pay a sales charge equal to what the sales charge would have been for an initial purchase of the shares into which Money Market Fund shares are being exchanged. In determining the holding period for Class B or Class C shares, the holding pe-riod for shares which have been exchanged into the then cur-rently held shares will be included, except that the time that an investment is in the Money Market Fund will not count toward the time necessary to reduce or eliminate any applica-ble CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by ex-change.

                 New purchases must remain in an account for 15 days before they can be exchanged to another Fund. All shareholders auto-matically receive the privilege to make exchanges over the telephone by calling Sentinel Service. See "How to Redeem Shares -- Telephone Redemption" above for a statement of the Funds' liability disclaimer policy for unauthorized telephone instructions. Although the Funds and Sentinel Service will attempt in good faith to provide adequate telephone exchange service at all times, telephone exchanges may be difficult to implement in times of drastic economic change. In the event you cannot contact Sentinel Service by telephone, you may ef-fect an exchange by sending a written request to Sentinel Ad-ministrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499. Please be certain to specify which account op-tions are desired on any newly established account. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission (the current rules of the Commission require 60 days advance notice to shareholders prior to the modifica-tion or termination of the exchange privilege).

                 SYSTEMATIC EXCHANGE: This feature enables you to sell a spec-ified number or dollar-value of shares in one of the Funds periodically and use the proceeds to purchase the same class of shares in another Fund.

                 TRANFERS: When you need to change ownership of or the name on an account, a Sentinel Service representative will provide you with the necessary assistance.

                 SYSTEMATIC WITHDRAWAL PLAN: If you want to have regular with-drawals from your account, this feature will enable you to have shares sold regularly with the proceeds directed as you elect. Each withdrawal constitutes a taxable event. You must reinvest dividends and capital gains distributions to use a systematic withdrawal plan. No interest will accrue on amounts represented by uncashed checks sent pursuant to a systematic withdrawal plan.

                 REINSTATEMENT PRIVILEGE: If you redeem shares or receive div-idends or capital gains distributions in cash and subse-quently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

                 To learn more about these services or to find out how to add any of them to your account, please refer to the Shareholder Services Guide and/or the Statement of Additional Informa-tion.

                 ..............................................................
                 PERFORMANCE DATA

                 Periodically, the Funds include average annual total return in advertisements or in information distributed to existing and prospective shareholders.

50 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ................................................................................

Average annual total return quotations are calculated by de-    HOW THE FUNDS
termining the average annual compounded rates of return         COMPUTE TOTAL
(based on net investment income and any capital gains or        RETURN
losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period.

Included in the calculation are all applicable recurring and nonrecurring expenses, and it is assumed that all dividends and distributions are reinvested.

To better illustrate the performance of money already in-vested in the Funds, the Funds may also periodically adver-tise total return for specified periods without subtracting sales charges.

Periodically, the Bond, New York, Pennsylvania, Tax-Free In-    HOW THE FUNDS
come, Government Securities, Short Maturity Government and      COMPUTE YIELD
Money Market Funds may also quote yields in advertisements.
Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the av-erage daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. (The amount of in-come generated during the 30-day period is assumed to be earned, reinvested at a constant rate at the end of such pe-riod and compounded semi-annually.)

The Funds listed above may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields.

The Small Company, Growth, Common Stock and Balanced Funds may compare their performance to the following indices:

  . Dow Jones Industrial Average

  . The Standard & Poor's 500 Stock Index

  . The Russell 2000 Index

The World Fund may compare its performance to the "EAFE" (Eu-rope, Australia, Far East) Index.

The High Yield Fund may compare its performance to the Chase
Manhattan Bank Index.

The Bond, New York, Pennsylvania, Tax-Free Income, Government
Securities, Short Maturity Government, and Money Market Funds may compare their performance to the following indices:

  . Lehman Aggregate Bond Index

  . Municipal Bond Index

  . Government Bond Index

  . Donoghue's Money Fund Report

In addition, the New York, Pennsylvania and Tax-Free Income
Funds may quote tax-equivalent yields in advertisements.

To determine the tax-equivalent yield of the Tax-Free Income    HOW THE FUNDS
Fund, divide the tax-exempt part of the Fund's yield by an      COMPUTE TAX-
amount which is one minus a stated tax rate, and add the re-    EQUIVALENT
sult to that part, if any, of the Fund's yield that is tax-     YIELD
able.

To determine the tax-equivalent yields of the New York or Pennsylvania Funds, the yield as calculated above is in-creased by the amount necessary to reflect the payment of federal and either New York State and City or Pennsylvania state taxes, as applicable, at a stated tax rate.

Note: The tax-equivalent yields for the New York, Pennsylva-nia and Tax-Free Income Funds will always be higher than their yields. (For more information on performance data, please refer to "Total Return, Yield and Tax-Equivalent Yield Information" in the Statement of Additional Information.)

The Funds may also refer to rankings and ratings published by independent tracking services and publications of general in-terest including, but not limited to: Lipper Analytical Serv-ices, Inc.,

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)   51
                                                                      Prospectus

 ...............................................................................

                 CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Finan-cial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publi-cations may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

                 ..............................................................
                 ORGANIZATION OF THE FUNDS

     HISTORICAL All of the Funds except the Pennsylvania Fund are series of INFORMATION the Company. The Company was originally incorporated in Dela-
      ABOUT THE  ware as Group Securities, Inc. in 1933. The Company sold its
          FUNDS first shares to the public in January 1934, and became a Maryland corporation in 1973. Effective February 3, 1997, the name of the Sentinel Short-Intermediate Government Fund was changed to Sentinel Short Maturity Government Fund. Previous-ly, it was known as Sentinel Short-Intermediate Government Fund. Effective March 31, 1997, the Sentinel Small Company Fund began doing business under its present name. Previously, it was known as Sentinel Emerging Growth Fund.

                 The Company's stock is fully paid and non-assessable. Each share of the Company entitles its shareholders to one vote for each dollar of net asset value per share for all purpos-es.

                 In the case of dissolution or other liquidation of the Compa-ny, shareholders are entitled to receive (ratably per share) the net assets of each Fund in which they are invested, with any general assets distributed ratably per share, regardless of the Fund. Voting rights are non-cumulative.

                 The Pennsylvania Fund is a separate trust formed under Penn-sylvania law in 1986. Its shares of beneficial interest are fully paid and non-assessable. Each share of beneficial in-terest is entitled to one vote for all purposes. Voting rights are non-cumulative. The Fund became a member of the Sentinel Family of Funds on March 1, 1993, when the Advisor and the Distributor assumed responsibility for the Fund. Pre-viously, the Fund was known as "ProvidentMutual Pennsylvania Tax-Free Trust".

52 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND RATINGS

  Moody's describes its ratings for corporate and municipal bonds as follows:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating sys-tem. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rat-ing category. Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those catego-ries are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers and other forms of credit enhancement on the obligation.

  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Stan-dard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  53
                                                                     Prospectus

 ...............................................................................


  The ratings are based, in varying degrees, on the following considerations:

    I--Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

    II--Nature of and provisions of the obligation; and

    III--Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poor's describes its ratings for corporate and municipal debt as follows:

    AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its commitment on the obligation is extremely strong.

    AA--Debt rated AA has differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its commitment on the obligation is very strong.

    A--Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. The obligor's capacity to meet its commitment on the obligation is still strong.

    BBB--Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

    BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI--The rating CI is reserved for income bonds on which no interest is being paid.

    D--Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documen-tation confirming investments and cash flows.

54 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

 ...............................................................................

    Provisional Ratings--The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into ac-count currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four catego-ries ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, in-surance companies and fiduciaries generally.

     FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
                                          SERVICES AT 1-800-282-FUND (3863)  55
                                                                     Prospectus

 ................................................................................

 THE SENTINEL FUNDS
 National Life Drive
 Montpelier, VT 05604

 INVESTMENT ADVISOR
 Sentinel Advisors Company
 National Life Drive
 Montpelier, VT 05604

 PRINCIPAL UNDERWRITER
 Sentinel Financial Services Company
 National Life Drive
 Montpelier, VT 05604

 COUNSEL
 Brown & Wood LLP
 One World Trade Center
 New York, NY 10048

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 1177 Avenue of the Americas
 New York, NY 10036

 FUNDS' CUSTODIAN AND DIVIDEND PAYING AGENT
*Investors Fiduciary Trust Company
 127 West 10th Street
 Kansas City, MO 64105

 TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
 Sentinel Administrative Service Company
*National Life Drive
 Montpelier, VT 05604
 800-282-FUND (3863)
---------
* All mail and correspondence should be sent to Sentinel
  Administrative Service Company, P. O. Box 1499, Montpelier,
  VT 05601-1499

56 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
   SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                     Part C

                               Other Information
                               -----------------


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          Included in Part A:
          - Financial Highlights - Selected Per Share Data and Ratios for the ten years ended November 30, 1997

          Incorporated by reference in Part B previously filed on May , 1998 Investments in Securities at November 30, 1997*
          - Financial highlights - Selected Per Share Data and Ratios for the five years ended November 30, 1997*
          - Statement of Assets and Liabilities at November 30, 1997*
          - Statement of Operations for the year ended November 30, 1997*
          - Statement of Changes in Net Assets for the years ended November 30, 1997 and 1996*
          - Notes to Financial Statements*
          - Report of Independent Accountants*

          Included in Propectus Supplement:

          - Investments in Securities at May 31, 1998 (Unaudited) and for the five years ended November 30, 1997.**
          - Financial Highlights - Selected Per Share Data and Ratios at May 31, 1998 (unaudited)**
          - Statement of Assets and Liabilities at May 31, 1998 (unaudited)**
          - Statement of Operations for the six months ended May 31, 1998 (unaudited) and for the year ended November 30, 1997**
          - Statement of Changes in Net Assets for the six months ended May 31, 1998 (unaudited) and for the year ended November 30, 1997**
          - Notes to Financial Statements (unaudited)**
---------------
* Previously filed as the Registrant's 1997 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1997 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").
** Previously filed as the Registrant's Semi-Annual Report to shareholders filed with the Securities and Exchange Commission for the six months ended May 31, 1998 pursuant to Rule 30b2-1 under the 1940 Act.

     (b)  Exhibits:
          --------

          1. (a) Amended and Restated Articles of Incorporation of the Registrant.(1)
          1. (b) Articles of Amendment reclassifying capital stock as Class A shares.(1)
          1. (c) Articles Supplementary creating Class B shares of capital stock.(1)
          1. (d) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund.(1)
          1. (e) Articles of Amendment relating to name change of Sentinel Small Company Fund.(1)
          1. (f) Articles of Amendment relating to name change of Sentinel Emerging Growth Fund.(1)
          1. (g) Articles Supplementary creating Class C shares of capital stock.(1)
          1. (h) Form of Articles Supplementary creating Class D shares of Sentinel Balanced Fund.
          2.     By-Laws of the Registrant, as amended.
          3.     None.
          4. (a) Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(2)
          4. (b) Form of Class A Stock Certificates.(1)
          5. Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of March 1, 1993.(3)
          6. Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993.(3)
          7.     None.

          8. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
          9. (a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1, 1989.(1)
          9. (b) Service Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
          9. (c) Administrative Services Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
          9. (d) Fund Services Agreement between the Registrant and Sentinel Administrative Services Company ("SASC"), dated as of March 1, 1993.(3)
          9. (e) Form of Agreement and Plan of Reorganization between the Registrant and The Independence Capital Group of Funds, Inc.(4)
          10.    None.
          11. Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.
          12.    None.
          13.    None.
          14.(a) Master Form of Keogh Plan.(1)
          14.(b) Master Form of IRA.(1)
          14.(c) Master Form of Prototype Pension Plan.(1)
          14.(d) Master Form of Prototype Profit Sharing Plan.(1)
          14.(e) Master Form of 403(b) Plan.(1)
          15.(a) Class A Distribution Plan pursuant to Rule 12b-1 under the
                 1940 Act.(1)
          15.(b) Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
          15.(c) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940
                 Act.(1)
          15.(d) Form of Class D. Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
          16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(1)
          17.    Financial Data Schedules.
          18.    Amended Plan pursuant to Rule 18f-3 under the 1940 Act.

------------------------

(1) Previously filed as an Exhibit to Post-Effective Amendments No. 54, 55, 56, 57 and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71, 72, 76, 77, 80 and 83 of the Registrant on Form
     N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Previously filed as Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.
(4) Previously filed as Appendix I to the Prospectus contained in the Registration Statement of the Registrant on Form N-14 filed with the Commission on January 6, 1995, File No. 33-88326.


Item 25.  Persons Controlled by or under Common Control
          With The Registrant
          ---------------------------------------------

          None.

Item 26.  Number of Holders of Securities
          -------------------------------


                                                     Number of Record Holders
          Title of Class                             as of September 30, 1998
          --------------                             ------------------------
          Sentinel Small Company Fund                                  12,287
          Sentinel Growth Fund                                          8,005
          Sentinel World Fund                                           7,356
          Sentinel Common Stock Fund                                   53,240
          Sentinel Balanced Fund                                       14,692
          Sentinel Bond Fund                                            3,917
          Sentinel New York Tax-Free Income Fund                          171
          Sentinel Tax-Free Income Fund                                 2,273
          Sentinel Government Securities Fund                           3,112
          Sentinel Short Maturity Government Fund                       1,882
          Sentinel U.S. Treasury Money Market Fund                      4,928
          Sentinel High Yield Bond Fund                                 2,236


Item 27.  Indemnification
          ---------------

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

          The existing Advisory Agreement (Exhibit 5 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------
          Sentinel Management Co. - Managing General Partner
          Sentinel Advisors, Inc. - General Partner
          Provident Mutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor
          -----------------------

          Rodney A. Buck, Chief Executive Officer

          David M. Brownlee, Senior Vice President

          Robert L. Lee, Senior Vice President

          Richard A. Pender, Senior Vice President

          Richard D. Temple, Vice President

          Kenneth J. Hart, Vice President

          Bruce R. Bottamini, Vice President

          Thomas H. Brownell, Vice President

          William C. Kane, Vice President

          Kay L. Edson, Vice President

          Henry J. Restaino, Vice President

          Dean R. Howe, Vice President and Treasurer

          Scott T. Brayman, Vice President

          Daniel J. Manion, Vice President

          Lisa M. Pettrey, Secretary

          Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 29.  Principal Underwriters
          ----------------------

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b)  As to each officer of SFSC:


                                                   Positions and
Name and Principal      Positions and Offices       Offices with
 Business Address            with SFSC             the Registrant
------------------      ---------------------      --------------
Joseph M. Rob           Chief Executive Officer    President

Julie B. Hendrickson    President and Chief        None
                        Operating Officer

John M. Grab, Jr.       Senior Vice President,     Vice President
                        Chief Financial Officer,
                        and Treasurer


     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
          --------------------------------

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)  Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

     (b)  Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

     (c)  Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)
          Rule 31a-2(c)


Item 31.  Management Services
          -------------------

          Not applicable.


Item 32.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 28th day of October, 1998.


                                    SENTINEL GROUP FUNDS, INC.
                                         (Registrant)


                                    By:   /s/ Patrick E. Welch
                                         ---------------------------------------
                                         Patrick E. Welch
                                         Chairman


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.


Signature                             Title                     Date
---------                             -----                     ----
/s/ Patrick E. Welch                  Chairman                  October 28, 1998
----------------------------------    (Chief Executive
Patrick E. Welch                      Officer)

/s/ Richard J. Borda*                 Director
----------------------------------
Richard J. Borda

/s/ Kalman J. Cohen*                  Director
----------------------------------
Kalman J. Cohen

/s/ Richard D. Farman*                Director
----------------------------------
Richard D. Farman

/s/ John D. Feerick*                  Director
----------------------------------
John D. Feerick

/s/ Richard J. Johannesen, Jr.*       Director
----------------------------------
Richard J. Johannesen, Jr.

/s/ Robert B. Mathias*                Director
----------------------------------
Robert B. Mathias



Signature                             Title                     Date
---------                             -----                     ----
                                      Director
----------------------------------
Keniston P. Merrill

/s/ Deborah G. Miller*                Director
----------------------------------
Deborah G. Miller

/s/ John Raisian*                     Director
----------------------------------
John Raisian

/s/ Joseph M. Rob                     Director                  October 28, 1998
----------------------------------
Joseph M. Rob

/s/ Susan M. Sterne*                  Director
----------------------------------
Susan M. Sterne

/s/ Angela E. Vallot*                 Director
----------------------------------
Angela E. Vallot

/s/ John M. Grab, Jr.                 Vice President            October 28, 1998
----------------------------------    and Principal
John M. Grab, Jr.                     Financial and
                                      Accounting Officer

 *By /s/ Joseph M. Rob                                          October 28, 1998
    ------------------------------
      Joseph M. Rob
      Attorney-in-Fact
